UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Stratus Properties Inc.
(Name of registrant as specified in its charter)

Not Applicable
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April 9, 2021

Dear Fellow Stockholders:

You are cordially invited to attend our 2021 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “2021 Annual Meeting”) on June 4, 2021 at 8:30 a.m. Central Standard Time, at the W Austin Hotel located at 200 Lavaca Street, Austin, Texas 78701. Included with this letter are the Notice of Annual Meeting of Stockholders, a proxy statement detailing the business to be conducted at the 2021 Annual Meeting and a WHITE proxy card.

The matters to be voted on at the 2021 Annual Meeting are: (i) the election of two Class II directors; (ii) the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers; (iii) the ratification, on an advisory (non-binding) basis, of the appointment of our independent registered public accounting firm; (iv) the ratification, on an advisory (non-binding) basis, of our Rights Agreement, as amended, dated as of September 22, 2020 by and between the Company and Computershare Inc., as rights agent; (v) if properly presented at the 2021 Annual Meeting, to vote, on an advisory (non-binding) basis, on a stockholder proposal; and (vi) to transact such other business as may properly come before the 2021 Annual Meeting. Your vote will be especially important this year because Oasis Investments II Master Fund Ltd. (collectively with certain of its affiliates, “Oasis”) has notified us of its intent to nominate two nominees for election as directors in opposition to the nominees recommended by our board of directors (the “Board”) and to present an advisory (non-binding) proposal at the 2021 Annual Meeting. The Board does not endorse any of Oasis’ nominees.

We strongly urge you to read the accompanying proxy statement carefully, and the Board unanimously recommends that you vote “FOR” the election of each of the nominees proposed by the Board on the WHITE proxy card and in accordance with the Board’s recommendations on the other proposals that will be brought before the 2021 Annual Meeting by using the WHITE proxy card. If you have voted using a GOLD proxy card sent to you by Oasis, you can revoke your vote by using the WHITE proxy card to vote. Only your latest-dated validly executed vote will count—any prior proxy card may be revoked at any time prior to its exercise at the 2021 Annual Meeting.

We look forward to personally greeting those of you who will be able to attend the 2021 Annual Meeting. Regardless of whether you plan to join us at the 2021 Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote in advance of the 2021 Annual Meeting by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by telephone or Internet following the easy instructions on the enclosed WHITE proxy card.

Although we are currently planning to hold the 2021 Annual Meeting in person, we are monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in this proxy statement) or in the event that it is not possible or advisable to hold our 2021 Annual Meeting in person as originally planned, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. We will announce any such changes, including details on how to participate, in advance in a press release, a copy of which will be filed with the Securities and Exchange Commission (“SEC”) as additional proxy solicitation materials and posted on our website at stratusproperties.com. Accordingly, if you are planning to attend our 2021 Annual Meeting, please monitor our website prior to the meeting date.

If you have any questions or require any assistance, please contact our proxy solicitor using the following contact information:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll-free: (877) 456-3442

Banks and Brokers may call collect: (212) 750-5833

Very truly yours,

William H. Armstrong III

Chairman of the Board of Directors, President and Chief Executive Officer

Notice of Annual Meeting of Stockholders

June 4, 2021

Notice is hereby given that the 2021 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “2021 Annual Meeting”) of Stratus Properties Inc., a Delaware corporation, (including, as the context requires, its consolidated subsidiaries, the “Company,” “Stratus,” “we,” “us” and “our”) will be held on Friday, June 4, 2021 at 8:30 a.m. Central Standard Time, at the W Austin Hotel located at 200 Lavaca Street, Austin, Texas 78701, for the following purposes:

1.	To elect two Class II directors;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To ratify, on an advisory basis, the appointment of our independent registered public accounting firm;

4.	To ratify, on an advisory basis, the Rights Agreement, as amended, dated as of September 22, 2020, by and between the Company and Computershare Inc., as rights agent;

5.	If properly presented at the 2021 Annual Meeting, to vote, on an advisory basis, on a stockholder proposal; and

6.	To transact such other business as may properly come before the 2021 Annual Meeting.

Only stockholders of record at the close of business on April 8, 2021 (the “record date”) are entitled to vote at the 2021 Annual Meeting. Such stockholders are urged to submit an enclosed WHITE proxy card, even if their shares were sold after such date. If your bank, broker, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow those instructions in order for your shares to be voted. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your bank, broker, trustee or other nominee to vote your shares “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 5 on the enclosed WHITE proxy card.

The accompanying proxy statement provides detailed information about the matters to be considered at the 2021 Annual Meeting. As you may know, Oasis Investments II Master Fund Ltd. (collectively with certain of its affiliates, “Oasis”) has notified the Company of its intent to nominate two nominees for election as directors in opposition to the nominees recommended by our board of directors (the “Board”) and to present a non-binding advisory proposal at the 2021 Annual Meeting. You may receive proxy solicitation materials from Oasis. The Company is not responsible for the accuracy of any information provided by or relating to Oasis or its nominees contained in solicitation materials filed or disseminated by or on behalf of Oasis or any other statements that Oasis may make. The Board does NOT endorse the Oasis nominees. The Board strongly recommends that you NOT sign or return any GOLD proxy card sent to you by Oasis. If you have previously voted using a GOLD proxy card sent to you by Oasis, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card. Only your latest-dated validly executed proxy will count.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 5 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY GOLD PROXY CARD SENT TO YOU BY OASIS.

YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2021 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2021 Annual Meeting. Please refer to “Information about the 2021 Annual Meeting” on page 6 of the attached proxy statement and the instructions on the WHITE proxy card. You can revoke your proxy at any time before the proxies you appointed cast your votes.

All persons attending the 2021 Annual Meeting will be required to present a current form of government-issued picture identification. If you are a holder of record and attend the 2021 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to attend the 2021 Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker, trustee or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker, trustee or other nominee.

Although we are currently planning to hold the 2021 Annual Meeting in person, we are monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in this proxy statement) or in the event that it is not possible or advisable to hold our 2021 Annual Meeting in person as originally planned, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. We will announce any such changes, including details on how to participate, in advance in a press release, a copy of which will be filed with the Securities and Exchange Commission (“SEC”) as additional proxy solicitation materials and posted on our website at stratusproperties.com. Accordingly, if you are planning to attend our 2021 Annual Meeting, please monitor our website prior to the meeting date.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll-free: (877) 456-3442

Banks and Brokers may call collect: (212) 750-5833

Thank you for your continued support of our Company.

By Order of the Board of Directors.

KENNETH N. JONES
General Counsel & Secretary

April 9, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 4, 2021:

The proxy statement for the 2021 Annual Meeting and the Company’s 2020 annual report to stockholders are available free of charge at: www.eproxyaccess.com/strs2021.

The Notice of 2021 Annual Meeting of Stockholders and Proxy Statement are first being made available to stockholders on or about April 9, 2021.

Proxy Statement

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Stratus Properties Inc., a Delaware corporation, for use at our 2021 annual meeting of stockholders (including any postponements, adjournments or continuations thereof, the “2021 Annual Meeting”). This Proxy Statement, the accompanying Letter to Stockholders, Notice of Annual Meeting of Stockholders, the enclosed WHITE proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2020 are first being mailed to our stockholders of record on or about April 9, 2021. References in this Proxy Statement to “Stratus,” the “Company,” “we,” “us,” “our” and similar terms refer to Stratus Properties Inc. and, as the context requires, its consolidated subsidiaries.

Page
Proxy Summary	1
2021 Annual Meeting of Stockholders	1
Agenda and Voting Recommendations	2
Director Nominees	2
Board Composition Highlights	3
Board Skills, Experience and Background	3
Director and Executive Officer Gender and Race/Ethnic Diversity	4
Corporate Governance Highlights	5
Executive Compensation Highlights	5
Information about the 2021 Annual Meeting	6
Why am I receiving these proxy materials?	6
What is a proxy?	6
When and where will the 2021 Annual Meeting be held?	6
What should I bring if I plan to attend the 2021 Annual Meeting in person?	6
Who is soliciting my proxy?	6
Who is Oasis?	7
On what matters will I be voting? How does the Board recommend that I cast my vote?	7
How many votes may I cast?	8
How many shares of Common Stock are eligible to be voted?	8
How many shares of Common Stock must be present to hold the 2021 Annual Meeting?	8
How do I vote?	8
What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?	9
Will my shares be voted if I do nothing?	10
What vote is required, and how will my votes be counted, to elect the director nominees and to approve each of the other proposals discussed in this Proxy Statement?	11
How will shares be voted by the WHITE proxy card?	12
What if I receive more than one WHITE proxy card or set of proxy materials from the Company?	12
What should I do if I receive a GOLD proxy card or other proxy materials from Oasis?	12
Can I revoke or change my voting instructions after I deliver my proxy?	13
How will we solicit proxies and who pays for soliciting proxies?	13

Stratus Properties Inc.

212 Lavaca Street, Suite 300

Austin, TX 78701

Proxy Summary

This summary highlights selected information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more information regarding our 2020 performance, please review our 2020 annual report to stockholders (“2020 annual report”).

2021 Annual Meeting of Stockholders

Date:	Friday, June 4, 2021

Time:	8:30 a.m. Central Standard Time

Place:	W Austin Hotel 200 Lavaca Street Austin, Texas 78701

Record Date:	April 8, 2021

Voting:	Stockholders at the close of business on the record date will be entitled to vote at the 2021 Annual Meeting. As of the record date for the 2021 Annual Meeting, 8,234,828 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) are issued and outstanding and entitled to vote at the 2021 Annual Meeting. Stockholders are entitled to one vote for each share of Common Stock held. A majority of these shares present in person or represented by proxy at the 2021 Annual Meeting will constitute a quorum for the transaction of business. For more information on voting, attending the 2021 Annual Meeting and other meeting information, please see “Information about the 2021 Annual Meeting” on page 6 of this Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2021 Annual Meeting, we hope you will vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed WHITE proxy card and promptly mailing it in the enclosed, postage-paid envelope provided or following the instructions on the enclosed WHITE proxy card to vote by the Internet or telephone. Returning your WHITE proxy card will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Agenda and Voting Recommendations

Item	Description	Unanimous Board Vote Recommendation	Page

1	Election of two Class II director nominees	FOR the Board’s nominees	30

2	Advisory vote to approve the compensation of our named executive officers	FOR	57

3	Ratification of the appointment of BKM Sowan Horan, LLP (“BKM”) as our independent registered public accounting firm for 2021	FOR	60

4	Advisory vote to ratify the Rights Agreement, as amended, dated as of September 22, 2020, by and between the Company and Computershare Inc., as rights agent (the “Rights Agreement”)	FOR	61

5	Advisory vote on the stockholder proposal	FOR	66

Director Nominees

Our Board is currently comprised of seven directors, who are divided into three director classes.

You are being asked to elect two Class II directors to serve on the Board until the 2024 annual meeting of stockholders, until their respective successors are duly elected and qualified or until their earlier resignation or removal. For more information about the background and qualifications of the director nominees and the entire Board, please see “Proposal 1 – Election of Directors” on page 30 of this Proxy Statement and “Information about Nominees and Continuing Directors” on page 32 of this Proxy Statement. The Board’s nominees for Class II directors are:

Name	Age	Director Since	Principal Occupation	Independent	Board Committees

James C. Leslie	65	1996	Managing Principal of Wolverine Interests LLC	Yes	Audit; Compensation (Chair)

Neville L. Rhone, Jr.	50	2020	Co-Founder and Managing Partner of Arc Capital Partners LLC	Yes	Audit; Nominating and Corporate Governance

Board Composition Highlights

Board Skills, Experience and Background

The following tables illustrate the diverse mix of skills, experiences and backgrounds that qualify our directors for service on our Board and that contribute to our ability to create value for our stockholders. The table below is intended to highlight each director’s particular strengths, and an individual director may have other skills, experiences and personal attributes not highlighted in the table. Additional information about each director can be found under the heading “Information About Nominees and Continuing Directors” on page 32 of this Proxy Statement.

Director and Executive Officer Gender and Race/Ethnic Diversity

The following table illustrates the diversity of our directors and executive officers based on self-identified characteristics.

Corporate Governance Highlights

We are committed to strong and effective governance practices that are responsive to our stockholders. Our commitment to good corporate governance is illustrated by the following practices:

•

Regular review of Board composition, including the addition of 2 diverse independent directors to the Board in the last six months and the support of the Stockholder Proposal to add another highly qualified independent female director, Ms. Laurie L. Dotter, to the Board.

•	Board independence: 6 out of 7 directors are independent (7 out of 8 directors if Ms. Dotter is appointed to the Board pursuant to the Stockholder Proposal, as recommended by the Board).

•	100% independent audit, compensation, and nominating and corporate governance committees.

•	Diversity of tenure among directors, with two directors (three if Ms. Dotter is appointed to the Board) with tenures of less than five years.

•	The average age of our independent directors is approximately 60.5 years, which is lower than the average age of 63.0 years for independent directors at S&P 500 companies.

•	Race/ethnic and gender diversity among our directors and executive officers.

•	A lead independent director with strong and clear responsibilities.

•	Robust corporate governance guidelines and ethics and business conduct policy.

•	Stock ownership guidelines for executive officers and non-employee directors.

•	Annual performance evaluations of the Board overseen by the nominating and corporate governance committee.

•	100% attendance at Board meetings by all directors during 2020.

•	Independent directors regularly meet in executive sessions without management present.

•	No Board meeting attendance fees for directors.

Executive Compensation Highlights

The following best practices are part of our executive compensation program:

•	Annual incentive bonus awards based on operating and financial performance.

•	Long-term incentive awards tied to success and profitability of our development projects.

•	Application of a clawback policy to performance-based awards.

•	Anti-pledging and anti-hedging policies applicable to our executive officers.

•	“Double trigger” cash payments and equity acceleration after a change of control.

•	Retention of an independent compensation consultant from time to time in the sole discretion of the compensation committee of the Board.

•	Stock ownership guidelines applicable to executive officers.

•	No excise tax gross-ups.

Information about the 2021 Annual Meeting

Why am I receiving these proxy materials?

Our Board is soliciting your proxy to vote at our 2021 Annual Meeting because you owned shares of our Common Stock at the close of business on April 8, 2021, the record date for the 2021 Annual Meeting, and, therefore, are entitled to vote at the 2021 Annual Meeting. This Proxy Statement, along with a WHITE proxy card or voting instruction form and the 2020 annual report, is being mailed to stockholders on or about April 9, 2021. We have made the Proxy Statement and 2020 annual report available to you on the Internet and we have delivered printed proxy materials to you. This Proxy Statement summarizes the information that you need to know in order to cast your vote at the 2021 Annual Meeting. You do not need to attend the 2021 Annual Meeting in person to vote your shares of our Common Stock.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as the Company’s proxies for the 2021 Annual Meeting. These officers are William H. Armstrong III and Kenneth N. Jones.

When and where will the 2021 Annual Meeting be held?

The 2021 Annual Meeting will be held on Friday, June 4, 2021 at 8:30 a.m. Central Standard Time, at the W Austin Hotel located at 200 Lavaca Street, Austin, Texas 78701. You can obtain directions to the 2021 Annual Meeting at https://www.marriott.com/hotels/maps/travel/auswh-w-austin.

Although we are currently planning to hold the 2021 Annual Meeting in person, we are monitoring the public health and travel concerns relating to COVID-19 and the related recommendations and protocols issued by federal, state and local governments. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in this Proxy Statement) or in the event that it is not possible or advisable to hold our 2021 Annual Meeting in person as originally planned, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. We will announce any such changes, including details on how to participate, in advance in a press release, a copy of which will be filed with the Securities and Exchange Commission (“SEC”) as additional proxy solicitation materials and posted on our website at stratusproperties.com. Accordingly, if you are planning to attend our 2021 Annual Meeting, please monitor our website prior to the meeting date.

What should I bring if I plan to attend the 2021 Annual Meeting in person?

If you plan to attend the 2021 Annual Meeting in person, please bring a government-issued picture identification and, if your shares of our Common Stock are held in “street name,” meaning a bank, broker, trustee or other nominee is the stockholder of record of your shares, please bring acceptable proof of ownership, which is either an account statement or a letter from your bank, broker, trustee or other nominee confirming that you beneficially owned shares of Stratus Properties Inc. Common Stock on the record date. If public health developments regarding COVID-19 warrant a change in location of the 2021 Annual Meeting, please see the question above titled “When and where will the 2021 Annual Meeting be held?”

Who is soliciting my proxy?

Our Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the 2021 Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the proxy card or voting instruction form, or by submitting your proxy and voting instructions via the Internet or phone, you are authorizing the proxy holders to vote your shares of our Common Stock at the 2021 Annual Meeting as you have instructed.

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2021 Annual Meeting (each such person, a “Participant”).

For more information on the Participants in the Board’s solicitation, please see “Participants in the Solicitation” on page 68 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 5 USING THE ENCLOSED WHITE PROXY CARD.

Who is Oasis?

A Stratus stockholder named Oasis Investments II Master Fund Ltd., a company incorporated and headquartered in the Cayman Islands and an affiliate of Oasis Management (Hong Kong) LLC (collectively with certain of its affiliates, “Oasis”), has notified the Company of its intent to nominate two directors for election to the Board and present a non-binding advisory proposal (the “Stockholder Proposal”) at the 2021 Annual Meeting. You may receive proxy solicitation materials from Oasis. The Company is not responsible for the accuracy of any information provided by or relating to Oasis or its nominees contained in solicitation materials filed or disseminated by or on behalf of Oasis or any other statements that Oasis may make.

The Board does not endorse any of Oasis’ nominees and unanimously recommends that you vote “FOR” the election of each of the Board’s nominees and “FOR” Proposals 2 through 5 on the enclosed WHITE proxy card. The Board urges you to disregard any materials sent to you by or on behalf of Oasis, and NOT to sign, return or vote on any GOLD proxy card sent to you by or on behalf of Oasis. Voting to “withhold” with respect to any of Oasis’ nominees on a proxy card sent to you by Oasis is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Oasis’ nominees on Oasis’ proxy card will revoke any WHITE proxy you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the enclosed WHITE proxy card. If you have already signed any proxy card provided by or on behalf of Oasis, you have every legal right to change your vote by completing, signing and dating the enclosed WHITE proxy card and promptly mailing it in the postage-paid envelope provided or to change your vote using the Internet or telephone by following the instructions on the WHITE proxy card or by voting in person at the 2021 Annual Meeting. Only your latest-dated validly executed proxy will count.

On what matters will I be voting? How does the Board recommend that I cast my vote?

At the 2021 Annual Meeting, you will be asked to (1) elect two Class II director nominees; (2) approve, on an advisory basis, the compensation of our named executive officers; (3) ratify, on an advisory basis, the appointment of our independent registered public accounting firm for 2021; (4) ratify, on an advisory basis, the Rights Agreement; (5) if properly presented at the 2021 Annual Meeting, vote, on an advisory basis, on the Stockholder Proposal and (6) consider any other matter that properly comes before the 2021 Annual Meeting.

Our Board unanimously recommends that you vote:

•	FOR the election of the two Class II director nominees recommended by our Board;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	FOR the ratification, on an advisory basis, of the appointment of our independent registered public accounting firm for 2021;

•	FOR the ratification, on an advisory basis, of the Rights Agreement; and

•	FOR, on an advisory basis, the Stockholder Proposal.

We do not expect any matters to be presented for action at the 2021 Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning your WHITE proxy card or by following the instructions on your WHITE proxy card to submit your proxy and voting instructions via the Internet or phone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the 2021 Annual Meeting about which we did not have notice at least 45 days before the anniversary date on which we first sent our proxy materials for the prior year’s annual meeting of stockholders or by February 17, 2021. The proxies will vote on any such matter in accordance with their best judgment.

How many votes may I cast?

You may cast one vote for every share of our Common Stock that you owned on April 8, 2021, the record date for the 2021 Annual Meeting.

How many shares of Common Stock are eligible to be voted?

As of April 8, 2021, record date, we had 8,234,828 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the record date will entitle the holder to one vote.

How many shares of Common Stock must be present to hold the 2021 Annual Meeting?

Under Delaware law and our by-laws (our “By-Laws”), the holders of a majority of our Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the 2021 Annual Meeting. The inspector of election will determine whether a quorum is present at the 2021 Annual Meeting. If you are a beneficial owner (as defined below) of shares of our Common Stock and you do not instruct your bank, broker, trustee or other nominee how to vote your shares on any of the proposals, and your bank, broker, trustee or nominee submits a proxy with respect to your shares on a matter with respect to which discretionary voting is permitted, your shares will be counted as present at the 2021 Annual Meeting for purposes of determining whether a quorum exists. In addition, stockholders of record who are present at the 2021 Annual Meeting in person or by proxy will be counted as present at the 2021 Annual Meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on any or all of the proposals.

How do I vote?

Stockholders of Record

If your shares of our Common Stock are registered directly in your name with our transfer agent, Computershare Inc., you are the stockholder of record of those shares and these proxy materials have been mailed to you by us. You may submit your proxy and voting instructions via the Internet or phone, or by mail as further described below. Your proxy, whether submitted via the Internet, phone or by mail, authorizes each of William H. Armstrong III and Kenneth N. Jones to act as your proxy at the 2021 Annual Meeting, each with the power to appoint his substitute, to represent and vote your shares of our Common Stock as you directed, if applicable.

•	Submit your proxy and voting instructions via the Internet as instructed on the enclosed WHITE proxy card.

•	Use the Internet to submit your proxy and voting instructions 24 hours a day, seven days a week until the polls close during the 2021 Annual Meeting.

•	Please have your WHITE proxy card available and follow the instructions on the proxy card.

•	Submit your proxy and voting instructions by phone (within the US, US territories and Canada) using the number listed on the enclosed WHITE proxy card.

•	Telephone voting facilities will be available 24 hours a day, seven days a week until the polls close during the 2021 Annual Meeting.

•	Please have your WHITE proxy card available and follow the instructions on the proxy card.

•	Submit your proxy and voting instructions by mail.

•	Complete, date and sign your WHITE proxy card and return it in the postage-paid envelope provided.

If you submit your proxy and voting instructions via the Internet or by phone, you do not need to mail your proxy card. The proxies will vote your shares of our Common Stock at the 2021 Annual Meeting as instructed by the latest-dated validly executed proxy received from you, whether submitted via the Internet, phone or by mail. You may also vote in person at the 2021 Annual Meeting.

For a discussion of the treatment of a properly completed, signed and dated proxy card without voting instructions on any or all of the proposals, please see the question below titled “What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?”

Beneficial Owners

If your shares of our Common Stock are held in a stock brokerage account by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your bank, broker, trustee or other nominee that is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares of our Common Stock via the Internet or by telephone, if the bank, broker, trustee or other nominee offers these options, or by completing, signing, dating and returning a voting instruction form. Your bank, broker, trustee or other nominee will send you instructions on how to submit your voting instructions for your shares of our Common Stock. For a discussion of the rules regarding the voting of shares of our Common Stock held by beneficial owners, please see the question below titled “What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?”

What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly complete, sign, date and return a proxy card or voting instruction form, your shares of our Common Stock will be voted as you specify. If you are a stockholder of record and you make no specifications on your proxy card, your shares of our Common Stock will be voted in accordance with the recommendations of our Board, as provided above. If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our Common Stock for you, your shares of our Common Stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. Rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your bank, broker, trustee or other nominee is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, NYSE rules prohibit your bank, broker, trustee or other nominee to vote on the proposal without receiving voting instructions from you. Pursuant to NYSE rules applicable to brokers, if a broker receives competing proxy materials from Oasis (in addition to the Company’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on if the broker did not receive voting instructions from the beneficial owner. This is referred to as a “broker non-vote.” In these cases, those shares will not be counted for the purpose of determining whether a quorum is present and will not be considered votes cast on the proposals to be considered at the 2021 Annual Meeting.

Under the NYSE rules, the proposal relating to the ratification, on an advisory basis, of the appointment of our independent registered public accounting firm is a discretionary proposal. If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares may be voted with respect to the ratification, on an advisory basis, of the appointment of our independent registered public accounting firm.

Under the NYSE rules, the proposals relating to the election of directors, the compensation of our named executive officers, the Rights Agreement and the Stockholder Proposal are non-discretionary proposals. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares for you, your shares will not be voted with respect to these proposals. Without your voting instructions, a broker non-vote will occur with respect to your shares on each non-discretionary proposal for which you have not provided voting instructions.

Will my shares be voted if I do nothing?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via telephone or the Internet or vote in person at the 2021 Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee) and you do not instruct your bank, broker, trustee or other nominee how to vote your shares, then, because all of the proposals, except the proposal relating to the ratification, on an advisory basis, of the appointment of our independent registered public accounting firm, for the 2021 Annual Meeting may be considered “non-routine matters,” your bank, broker, trustee or other nominee may not have discretionary authority to vote your shares on those proposals. We strongly encourage you to authorize your bank, broker, trustee or other nominee to vote your shares by following the instructions provided on the voting instruction form.

YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2021 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2021 Annual Meeting. You can revoke your proxy at any time before the proxies you appointed cast your votes. If your bank, broker, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed WHITE proxy card or voting instruction form, to vote your shares in line with the Board’s recommendations on the WHITE proxy card or voting instruction form.

What vote is required, and how will my votes be counted, to elect the director nominees and to approve each of the other proposals discussed in this Proxy Statement?

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes

No. 1: Election of two Class II director nominees	For or withhold on each director nominee	Plurality of shares voted	N/A	No effect

No. 2: Approval, on an advisory basis, of the compensation of our named executive officers	For, against or abstain	Affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote	Treated as votes against	No effect

No. 3: Ratification, on an advisory basis, of the appointment of our independent registered public accounting firm	For, against or abstain	Affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote	Treated as votes against	N/A

No. 4: Approval, on an advisory basis, of the Rights Agreement	For, against or abstain	Affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote	Treated as votes against	No effect

No. 5: Vote, on an advisory basis, on the Stockholder Proposal	For, against or abstain	Affirmative vote of holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote	Treated as votes against	No effect

Our directors are elected by a plurality of shares of our Common Stock voted. This means that the candidates receiving the highest number of “FOR” votes will be elected. A properly executed card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining whether there is a quorum at the 2021 Annual Meeting, but will not be considered to have been voted for the director nominee. Under our By-Laws, all other matters require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote, except as otherwise provided by statute, our Certificate of Incorporation, as amended (our “Charter”) or our By-Laws.

How will shares be voted by the WHITE proxy card?

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the 2021 Annual Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of both Class II director nominees recommended by the Board as set forth on the WHITE proxy card (Proposal 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (each, a “NEO”) (Proposal 2); “FOR” the ratification, on an advisory basis, of the appointment of our independent registered public accounting firm (Proposal 3); “FOR” the ratification, on an advisory basis, of the Rights Agreement (Proposal 4); and “FOR,” on an advisory basis, the Stockholder Proposal (Proposal 5).

The Board is not aware of any matters that are expected to come before the 2021 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the 2021 Annual Meeting upon which a vote may be properly taken, shares represented by all WHITE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed WHITE proxy card.

What if I receive more than one WHITE proxy card or set of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one WHITE proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all WHITE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by phone or via the Internet, please vote once for each WHITE proxy card you receive to ensure that all of your shares are voted. Only your latest-dated validly executed proxy for each account will count.

If Oasis proceeds with its previously announced alternative nominations, the Company will likely conduct multiple mailings prior to the 2021 Annual Meeting date to ensure stockholders have the Company’s latest proxy information and materials to vote. The Company will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every WHITE proxy card you receive. The latest-dated validly executed proxy you submit will be counted, and, if you wish to vote as recommended by the Board, then you should only submit a WHITE proxy card.

What should I do if I receive a GOLD proxy card or other proxy materials from Oasis?

Oasis has notified the Company of its intent to nominate two directors for election to the Board and present the Stockholder Proposal at the 2021 Annual Meeting. You may receive proxy solicitation materials from Oasis. The Company is not responsible for the accuracy of any information provided by or relating to Oasis or its nominees contained in solicitation materials filed or disseminated by or on behalf of Oasis or any other statements that Oasis may make.

The Board does not endorse any of Oasis’ nominees and unanimously recommends that you vote “FOR” the election of each of the Board’s nominees and “FOR” Proposals 2 through 5 on the enclosed WHITE proxy card. The Board strongly urges you not to sign or return any GOLD proxy card sent to you by Oasis. Voting to “withhold” with respect to any of Oasis’ nominees on a GOLD proxy card sent to you by Oasis is not the same as voting for the Board’s nominees because a vote to “withhold” with respect to any of Oasis’ nominees on its GOLD proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the WHITE proxy card and disregard, and not return, any GOLD proxy card sent to you by Oasis. If you have previously voted using a proxy card sent to you by Oasis, you can subsequently revoke that vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet. Only your latest-dated validly executed proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2021 Annual Meeting as described in this Proxy Statement.

If you have any questions or need assistance voting, please contact Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor assisting us in connection with the 2021 Annual Meeting. Stockholders may call toll free at (877) 456-3442. Banks and brokers may call collect at (212) 750-5833.

Can I revoke or change my voting instructions after I deliver my proxy?

Yes. If you own your shares of Common Stock in record name, your proxy can be revoked or changed at any time before it is used to vote your shares of our Common Stock if you: (1) provide notice in writing to our corporate secretary before the 2021 Annual Meeting; (2) timely provide to us another proxy with a later date; or (3) are present at the 2021 Annual Meeting and either vote in person or notify the corporate secretary in writing at the 2021 Annual Meeting of your wish to revoke your proxy. Your attendance alone at the 2021 Annual Meeting will not be enough to revoke your proxy.

If you own your shares of Common Stock in “street name”, your proxy can be revoked or changed at any time before it is used to vote your shares of our Common Stock if you: (1) in accordance with the voting instructions from your bank, broker, trustee or other nominee, timely provide to your bank, broker, trustee or other nominee another proxy with a later date or (2) are present at the 2021 Annual Meeting and either vote in person or notify the corporate secretary in writing at the 2021 Annual Meeting of your wish to revoke your proxy. Your attendance alone at the 2021 Annual Meeting will not be enough to revoke your proxy. If you hold your shares in “street name” and wish to attend the 2021 Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker, trustee or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker, trustee or other nominee.

How will we solicit proxies and who pays for soliciting proxies?

U.S. federal securities laws require us to send you this Proxy Statement and any amendments or supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the 2021 Annual Meeting and the solicitation of proxies therefor. These expenses will include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

As a result of the proxy solicitation by Oasis, we may incur additional costs in connection with our solicitation of proxies. We have retained Innisfree to solicit proxies in connection with the 2021 Annual Meeting. Under our agreement with Innisfree, Innisfree will receive up to $250,000 plus expenses. Innisfree expects that approximately 40 of its employees will assist in the solicitation. Innisfree will solicit proxies in person, by mail, telephone, facsimile or email. The Company’s aggregate expenses, including those of Innisfree, related to this solicitation and in excess of expenses normally spent for an 2021 Annual Meeting in which there is not a proxy contest and salaries and wages of regular employees and officers, are currently estimated to be approximately $2.2 million, of which approximately $0.5 million has been incurred as of the date of this Proxy Statement. The Company also agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, its retention.

Could other matters be considered and voted upon at the 2021 Annual Meeting?

Our Board does not expect to bring any other matter, other than the matters described in this Proxy Statement, before the 2021 Annual Meeting, and it is not aware of any other matter that may be considered at the 2021 Annual Meeting. In addition, pursuant to our By-Laws, the time has elapsed for any stockholder to properly bring a matter before the 2021 Annual Meeting. However, if any other matter does properly come before the 2021 Annual Meeting, each of the proxy holders will vote any shares of our Common Stock, for which he holds a proxy to vote at the 2021 Annual Meeting, in his discretion.

What happens if the 2021 Annual Meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the postponed or adjourned 2021 Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Where can I find the voting results of the 2021 Annual Meeting?

We will report the voting results of the 2021 Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days of our 2021 Annual Meeting, a copy of which will also be available on our website at stratusproperties.com under Investors – SEC Filings.

Background to the Solicitation

On September 12, 2016, Oasis filed its initial Schedule 13D reporting beneficial ownership of 13.3% of the Company’s Common Stock. On January 11, 2017, the Company and Oasis entered into a board representation and standstill agreement (the “Board Representation and Standstill Agreement”) pursuant to which Ella Benson was appointed to the Board as Oasis’ director designee.

During 2018 and 2019, an Oasis principal advised Messrs. Madden and Armstrong at various times that Oasis, or a consortium of investors that included an Oasis principal, was interested in buying a controlling interest in, but less than all of, the Company. The Board was informed of these proposals, reviewed their terms, and rejected the proposals and terms as being inadequate and not in the best interests of the Company and its stockholders. On October 22, 2019, a consortium that included an Oasis principal made an offer to buy all of the Company’s Common Stock at an 8% premium to the Company’s share price at the time, conditioned on reaching a satisfactory employment agreement with Mr. Armstrong. The Board considered the offer and determined that the offer was not in stockholders’ best interests. Among other things, the Board considered the fact that, at the time, the Company’s management was in active negotiations to sell the Company’s Block 21 property at an attractive price.

On December 9, 2019, a little over a month after the consortium’s last offer, the Company publicly announced an agreement to sell its Block 21 property for $275 million, and the Company’s stock price immediately increased 10%. This trading price was above what the consortium had offered – effectively making the consortium’s offer represent a discount to the Company’s share price.

On February 15, 2020, John C. Schweitzer, a Company director who had joined the Board in 2016, unexpectedly passed away. After Mr. Schweitzer’s death, the Board’s size was decreased from seven to six. The Company’s Charter requires that the Board be classified into three classes, as nearly equal in number as possible. Upon Mr. Schweitzer’s passing, the Board consisted of two Class I directors, one Class II director and three Class III directors. On March 12, 2020, following the recommendation of the nominating and corporate governance committee, the Board decided to reclassify Mr. Porter to rebalance the classes. To that end, Mr. Porter tendered his resignation as a Class III director, and the Board appointed him as a Class II director promptly thereafter.

On March 11, 2020, COVID-19 was declared a pandemic by the World Health Organization.

On May 22, 2020, the Company announced that the transaction to sell Block 21 for $275 million had been terminated by the buyer. The buyer stated that its decision was a result of the capital markets and economic environment caused by the COVID-19 pandemic. The Company collected $15 million from the buyer in earnest money.

On June 24, 2020, at a Board meeting, the Board discussed a potential conversion of the Company from a C-corporation into a real estate investment trust (a “REIT”). As part of this discussion, Ms. Benson expressed concern about this potential conversion, noting that she believed that a REIT conversion could impose negative tax consequences for offshore investors like Oasis. Following this discussion, the Board instructed BKM, the Company’s public accounting firm, to expand its analysis of a conversion to a REIT and present further information to the Board at the Board’s August meeting.

On August 6, 2020, at a Board meeting, Mr. Armstrong noted the concerns expressed by Ms. Benson during the discussion of a potential REIT conversion at the previous Board meeting and advised the directors that management’s analysis of a potential conversion was in the early stages. He stated that a detailed memorandum regarding a potential REIT conversion would be provided to the directors.

On the same date, the nominating and corporate governance committee met and considered, among other things, the Board’s size relative to peer companies and survey data, particularly in light of the unexpected death earlier in the year of Mr. Schweitzer. The nominating and corporate governance committee determined that it would not recommend any immediate changes at the time but that it would continue to review the Board’s composition and consider increasing the Board’s size.

On September 2, 2020, Ms. Benson on behalf of Oasis sent a letter to Mr. Armstrong requesting changes in the composition of the Board. The letter stated, in part, “We believe that the Company and its stockholders would benefit from a refreshed Board that would see overly-long-tenured directors – Jim Leslie and Michael Madden-as well as Jim Joseph retire from the Board….we think you should work expeditiously to obtain commitments to resign from Madden, Leslie, and Joseph upon the identification of their replacements and to start this search process by September 14, 2020.” At the time, Jim Joseph had been on the Company’s Board less than five years.

On September 14, 2020, Dionne Rousseau, a partner at Jones Walker LLP, outside legal counsel to the Company, spoke with Ms. Benson and advised her that the Company would be calling a special meeting of the Board for later in the week to consider the current status of the REIT conversion analysis and to address her September 2, 2020 letter. She also advised Ms. Benson that the directors planned to form a special committee (the “Special Committee”) to consider a response to her letter, which Special Committee would include all of the directors except Ms. Benson. Ms. Rousseau explained that the Special Committee may wish to consider, among other things, the Company’s options with respect to the Board Representation and Standstill Agreement between the Company and Oasis.

On September 18, 2020, the Board met for the purposes of considering whether to proceed with further exploring conversion of the Company to a REIT and considering the formation of a Special Committee to address the September 2, 2020 letter from Ms. Benson. At the meeting, the Board voted to further explore conversion of the Company to a REIT and to form the Special Committee. Ms. Benson abstained from both votes.

Later that day, Ms. Benson resigned from the Board “[a]s a result of disagreements regarding the strategic direction of Stratus Properties Inc. and its Board . . .”, and Oasis delivered a notice to the

Board that the Board Representation and Standstill Agreement would be terminated effective as of the close of business on September 25, 2020.

On September 21, 2020, the Company announced that its Board approved the initiation of an in-depth exploration of a conversion to a REIT. The Company also announced that the Board would conduct a comprehensive review of governance practices and Board composition.

On September 22, 2020, the Board adopted, and the Company announced the adoption of, the Rights Agreement to protect stockholder interests during the REIT conversion exploration.

On October 6, 2020, Oasis issued a letter to the stockholders of the Company, criticizing the Board and the Board’s consideration of exploring a REIT conversion.

On October 7, 2020, in response to Oasis’ October 6, 2020 letter, the Company issued a press release, noting that the Board’s preliminary analysis indicated that conversion of the Company to a REIT may yield substantial benefits for the majority of stockholders, including significant tax benefits for the Company and its stockholders, regular distributions to stockholders and increased access to a financial community focused on investment in REITs, which may improve the liquidity of the Company’s stock, broaden the Company’s stockholder base and improve the Company’s ability to raise capital. In this press release, the Company noted that the Board believes that Oasis opposes the REIT conversion because (1) Oasis is a Hong-Kong based investment manager, and as a foreign investor, Oasis may be taxed differently than the substantial majority of the Company’s stockholders, which are domestic and may benefit significantly from a conversion, and (2) an Oasis principal has previously expressed interest in buying the Company, and therefore Oasis would not want the Company to explore opportunities that could create significant value and consequently raise the price of a potential buyout. The Company noted that should the Board ultimately determine that a REIT conversion is in the best interest of stockholders, such conversion would be submitted to a stockholder vote. The Company’s press release also pointed out that, prior to Ms. Benson’s September 2, 2020 letter, Oasis and Ms. Benson never once raised issues of Board composition nor suggested names for nomination to the Board.

In light of Ms. Benson’s resignation and the earlier death of Mr. Schweitzer, on October 13, 2020, the nominating and corporate governance committee met and considered, among other things, the composition and size of the Board. The nominating and corporate governance committee discussed (1) increasing the size of the Board, (2) the background, skills and traits of potential candidates desired to enhance Board effectiveness and (3) the timing and process of identifying potential director candidates. After discussion, the committee agreed that its goals would be to add two new directors to the Board by year-end and to begin the search process immediately.

On November 5, 2020, the nominating and corporate governance committee met and considered the progress on the director search process, narrowing the list of 45 candidates that it had compiled down to a smaller number based on skills, experience and traits the committee considered important. The committee decided it would interview candidates and compile additional background data before recommending any candidate to the Board. The committee proceeded to interview candidates.

On November 16, 2020, Oasis sent a letter to the Board asking the Board to confirm the following regarding the Rights Agreement, which it refers to colloquially as “the Poison Pill”:

•	“Merely discussing with other stockholders—digitally, telephonically or otherwise—[Oasis’] concerns regarding the Company would not trigger the Poison Pill.”

•	“Ordinary course activities and communications with other stockholders in a proxy solicitation, including seeking proxies, would not trigger the Poison Pill.”

•	“Meeting and communicating with other stockholders to share our concerns about the Company would not trigger the Poison Pill.”

•	“Purchases of stock in the market by stockholders we solicit, who have no understanding or agreement to act with us, would not trigger the Poison Pill.”

Further, in its November 16, 2020 letter, Oasis stated its belief that if the Company was not able to confirm each of these points it would be “clear the adoption of the Poison Pill was in breach of [the Board’s] fiduciary duties under Delaware law as an improper entrenchment device, and the Pill itself is illegal and unenforceable.” Oasis further noted that, absent confirmation, it intended to commence litigation promptly.

On November 23, 2020, the Company responded by letter to Oasis’ questions regarding the Rights Agreement and making clarifications in response to Oasis’ letter. In its response, the Company noted, “the Board’s adoption of the Rights Agreement was a necessary, reasonable, and proportionate response to a threat to the Company’s ability to develop and execute on a long-term strategic plan to maximize value for its stockholders. Specifically, the Rights Agreement preserves the Company’s ability to potentially convert from a C-corporation to a REIT.” Further, the Company noted that the Rights Agreement specifically permits stockholders to engage in communications relating to a proxy contest. In response to Oasis’ questions, the Company stated, “As long as Oasis (and any of its Related Persons) does not otherwise engage in (or have not otherwise engaged in) conduct that would otherwise result in Oasis becoming an Acquiring Person and such conduct is in accordance with Section 14(a) of the Exchange Act, the Company’s bylaws, the Company’s certificate of incorporation and Delaware law, the Plan will not be triggered by any of the following activities in connection with a proxy contest: (1) ‘discussing with other shareholders – digitally, telephonically or otherwise’; (2) ‘ordinary course activities and communications with other shareholders in a proxy solicitation, including seeking proxies’; (3) ’meeting and communicating with other shareholders to share [Oasis’] concerns about the Company;’ or (4) ‘purchases of stock in the market by shareholders we solicit, who have no understanding or agreement to act with [Oasis].’ To the extent Oasis continues to question the proper interpretation of the Rights Agreement, the Company hereby further commits to wield any discretion it has under the Rights Agreement during the pendency of any proxy contest consistent with these statements.”

On December 17, 2020, the Company announced the appointment of Neville L. Rhone, Jr. to serve as a Class II director of the Board. Additionally, the Company announced that Mr. Porter resigned as a Class II director and was immediately reappointed as a Class III director, the Class to which he was originally appointed upon first joining the Board in 2012 (and the Class to which he was elected by the stockholders in 2013, 2016, and 2019).

On December 31, 2020, Oasis sent the Board a notice (the “Oasis Notice”) of its intent to nominate two individuals, Ms. Benson and Jaime Eugenio De La Garza Diaz, for election to the Board as Class II directors at the 2021 Annual Meeting. The Oasis Notice also included the Stockholder Proposal to increase the size of the Board by one director and appoint Laurie L. Dotter to fill the newly created vacancy. On January 5, 2021, Oasis filed an amendment to its Schedule 13D, disclosing the Oasis Notice.

On January 13, 2021, the Board held a special meeting to discuss the Oasis Notice. At the meeting, the Board decided, among other things, to invite Mr. De La Garza Diaz and Ms. Dotter to interview with the nominating and corporate governance committee.

On January 15, 2021, Mr. De La Garza Diaz met with the nominating and corporate governance committee to discuss his candidacy for a position on the Board.

On January 18, 2021, Ms. Dotter met with the nominating and corporate governance committee to discuss a potential position on the Board.

On January 18, 2021, Schulte Roth & Zabel LLP (“Schulte”), legal counsel to Oasis, sent to Sidley Austin LLP (“Sidley”), outside legal counsel to the Company, on behalf of Oasis, a letter (the “220 Demand”) and proposed confidentiality agreement to the Company demanding to examine the Company’s books and records pursuant to Delaware law.

After discussions among Board members and Sidley, the Board decided to offer Oasis a settlement agreement including one Board seat for Ms. Dotter and one Board seat for a new female director chosen by the Company, subject to the completion of a director questionnaire and the passing of a background check, and subject to Oasis’ and the Company’s execution of a settlement agreement with customary terms.

On January 20, 2021, Sidley sent on behalf of the Company a term sheet with the proposed settlement terms to Schulte.

On January 25, 2021, Schulte sent to Sidley on behalf of Oasis a revised term sheet with proposed settlement terms that did not include the appointment of Ms. Dotter, a candidate for the Board initially proposed by Oasis in the Oasis Notice. Instead, Oasis’ revised term sheet contemplated, among other things, replacing as a director James C. Leslie with Mr. De La Garza Diaz and replacing as a director Michael D. Madden with Ms. Benson.

On January 26, 2021, Sidley sent to Schulte on behalf of the Company a response to the 220 Demand and a revised proposed confidentiality agreement related to the 220 Demand.

On January 27, 2021, the Company announced the appointment of Kate B. Henriksen to serve as a Class III director of the Board, increasing the Board size to seven.

On February 2, 2021, the Company and Oasis executed the confidentiality agreement related to the 220 Demand.

On February 2, 2021, Sidley sent on behalf of the Company a letter to Ms. Benson, in care of Schulte, reminding Ms. Benson of her continuing obligations to preserve as confidential all confidential information concerning the Company that she had obtained while serving as a member of the Board. On February 3, 2021, Schulte sent on behalf of Ms. Benson and Oasis a letter to the Company, in care of Sidley, acknowledging Ms. Benson’s continuing obligations to preserve as confidential all confidential information concerning the Company that she had obtained while serving as a member of the Board. Oasis confirmed that while Oasis reserves the right to continue to criticize the Company, Oasis will not use any confidential information obtained by Ms. Benson during her service on the Board to do so.

On February 9, 2021, Oasis provided to the Company the payment required for the Company to provide the material requested by Oasis in the 220 Demand, and on February 10, 2021, Innisfree on behalf of the Company provided to Oasis the material requested by Oasis in the 220 Demand.

On March 1, 2021, Oasis released an investor presentation, recommending changes at the Company.

On March 12, 2021, following a new decision of the Delaware Chancery Court in The Williams Companies Stockholder Litigation, the Company amended the Rights Agreement to remove the “acting in concert” concept from the Rights Agreement. The Company disclosed the amendment in a Current Report on Form 8-K filed on March 15, 2021.

On March 26, 2021, the Company filed a preliminary proxy statement.

On March 29, 2021, Oasis filed a preliminary proxy statement.

On April 9, 2021, the Company filed this definitive proxy statement.

Corporate Governance

Corporate Governance Guidelines; Ethics and Business Conduct Policy

We are committed to strong and effective governance practices that are responsive to our stockholders. Our corporate governance guidelines, along with our Charter, By-Laws and the charters of the standing committees of our Board, provide the framework for the governance of the Company and reflect the Board’s commitment to monitor the effectiveness of policy and decision making at both the Board and management levels. Our Charter, By-Laws, committee charters and corporate governance guidelines are available at stratusproperties.com under Investors–Corporate Governance. In addition, our ethics and business conduct policy is available at stratusproperties.com under Investors–Ethics and Business Conduct. Amendments to or waivers of our ethics and business conduct policy granted to any of our directors or executive officers will be published promptly on our website.

Board Composition and Leadership Structure

Our Board has primary responsibility for overseeing the management of our business and affairs. As of the date of this Proxy Statement, our Board consists of seven members, six of whom have been determined by our Board to be independent, as discussed below. Mr. Armstrong, the chairman of our Board, is not considered an independent director because he is also our president and chief executive officer and receives compensation for his services to the Company as a member of our management team. Each of the directors other than Mr. Armstrong is independent, and our Board believes that the independent directors provide effective oversight of management.

Our Board believes that Mr. Armstrong’s service as both chairman of our Board and as president and chief executive officer is in the best interest of the Company and our stockholders at this time. With over 25 years of leadership experience with the Company, Mr. Armstrong possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses. His experience and relationships in the Austin area and other select Texas markets have been central to the Company’s ability to secure and maintain entitlements and successfully develop and sell its properties. He is thus best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical challenges and opportunities facing the Company. His combined role enables decisive leadership, ensures clear accountability, facilitates an efficient board process, and enhances our ability to communicate the Company’s message and strategy clearly and consistently to our stockholders, employees and customers.

Our Board recognizes the importance of having a strong independent board leadership structure to ensure accountability and to facilitate the effective performance of the Board in its role of providing effective oversight of management. In 2013, our Board established the position of lead independent director. Mr. Madden has served as lead independent director since 2013. On April 1, 2019, he was appointed to serve a third three-year term as lead independent director, which expires April 1, 2022. The lead independent director serves as a liaison between Mr. Armstrong and the independent directors, works with Mr. Armstrong in setting the agendas for Board meetings and, in Mr. Armstrong’s absence, chairs regular sessions of the Board. The lead independent director also sets the agenda and presides at all executive sessions of the independent directors. The lead independent director may be removed or replaced at any time with or without cause by a majority vote of our independent directors. In addition, our three standing committees are composed entirely of independent directors, and have the power and authority to engage legal, financial and other advisors as they may deem necessary, without consulting or obtaining the approval of the full Board or management.

Board and Committee Meeting Attendance

Our Board held a total of six meetings during 2020. During 2020, each director attended 100% of the aggregate of the total number of meetings of the Board and all committees of the Board on which he or she served, except for Mr. Rhone who was not present for one special meeting of the nominating and corporate governance committee on December 21, 2020, which was scheduled prior to his appointment as a director on December 17, 2020. Directors are invited but not required to attend annual meetings of our stockholders. Messrs. Armstrong, Leslie and Porter attended our 2020 annual meeting of stockholders.

Board Committees

To provide for effective direction and management of our business, our Board has established three standing committees: an audit committee (the “audit committee”), the compensation committee and the nominating and corporate governance committee. Each committee is composed entirely of independent directors. Each committee operates under a written charter adopted by our Board. All of the committee charters are available on our website at stratusproperties.com under Investors–Corporate Governance. The following table identifies the current committee members, including each committee chair.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Kate B. Henriksen		X	X

James E. Joseph	X	X	Chair

James C. Leslie	X	Chair

Michael D. Madden	Chair	X	X

Charles W. Porter	X		X

Neville L. Rhone, Jr.	X		X

Audit Committee. The audit committee assists the Board in fulfilling its oversight responsibilities related to (1) the effectiveness of the Company’s internal control over financial reporting; (2) the integrity of the Company’s financial statements; (3) the Company’s compliance with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent registered public accounting firm; (5) the performance of the Company’s independent registered public accounting firm and internal audit firm; and (6) review and approval or ratification of any transaction that would require disclosure under Item 404 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). Please refer to the “Audit Committee Report” on page 58 of this Proxy Statement for more information. The audit committee held three regular meetings and one special meeting in 2020.

Compensation Committee. The compensation committee assists the Board in fulfilling its oversight responsibilities by (1) discharging the Board’s responsibilities relating to the compensation of our executive officers; and (2) administering our cash-based and equity-based incentive compensation programs. Please refer to “Compensation Committee Procedures” on page 21 of this Proxy Statement for more information. The compensation committee held one meeting in 2020.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee assists the Board in fulfilling its oversight responsibilities by (1) identifying, considering and recommending to the Board candidates to be nominated for election or re-election to the Board at each annual meeting of our stockholders or as necessary to fill vacancies and newly created directorships; (2) monitoring the composition of the Board and its committees and making recommendations to the Board on the membership of the committees and on the types and sizes of the Board committees; (3) overseeing the Company’s corporate governance practices and procedures, including maintaining our corporate governance guidelines and recommending to the Board any desirable changes; (4) reviewing and, as necessary, making recommendations to the Board with respect to stockholder proposals; (5) evaluating the effectiveness of the Board and its committees; (6) overseeing the form and amount of director compensation; and (7) addressing any related matters required by the federal securities laws or The NASDAQ Stock Market, LLC (“NASDAQ”). The nominating and corporate governance committee held two regular meetings and six special meetings in 2020.

Board and Committee Independence

On the basis of information solicited from each director, and upon the advice and recommendation of the nominating and corporate governance committee, our Board has affirmatively determined that none of Ms. Henriksen and Messrs. Joseph, Leslie, Madden, Porter and Rhone has any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and each is independent as defined in the director independence standards of NASDAQ, as currently in effect. In making these determinations, our Board, with assistance from the Company’s legal counsel, evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the Company and management. In its review of director independence, our Board and legal counsel considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the Company or management, including the relationships described in “Designated Director” on page 27 of this Proxy Statement and in “Certain Transactions” on page 67 of this Proxy Statement. As described further under “Certain Transactions,” the Board has determined that Mr. Porter, who is the designated director of LCHM Holdings, LLC (“LCHM Holdings”), does not receive a personal benefit from LCHM Holdings’ participation in two development projects and is independent.

Our Board has determined that each of the members of the audit, compensation and nominating and corporate governance committees has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and satisfies the independence criteria (including the enhanced criteria with respect to members of the audit and compensation committees) set forth in the applicable NASDAQ listing standards and SEC rules. In addition, our Board has determined that each of Messrs. Joseph, Leslie, Madden, Porter and Rhone qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

Compensation Committee Procedures

The compensation committee has the sole authority to set annual compensation amounts and annual incentive program criteria for our executive officers, evaluate the performance of our executive officers, and make awards to our executive officers under our cash-based and equity-based incentive programs. The compensation committee also reviews, approves and recommends to our Board any proposed plan or arrangement providing for incentive, retirement or other compensation to our executive officers, as well as any proposed contract under which compensation is awarded to one of our executive officers. The compensation committee oversees our assessment of whether our compensation policies and practices are likely to expose the Company to material risks. The compensation committee may form subcommittees and delegate responsibilities and authority to such subcommittees in its sole discretion, to the extent consistent with the compensation committee’s charter, our Charter or By-Laws, and applicable law.

If equity awards are granted in a given year, in accordance with the compensation committee’s written policies, such awards are generally granted at a compensation committee meeting in the first fiscal quarter of the year. To the extent the compensation committee approves any special awards at other times during the year, such awards will be made during an open window period when our executive officers and directors are permitted to trade in our securities.

The terms of our stock incentive plans permit the compensation committee to delegate to one or more officers of the Company its authority to make awards to employees other than those subject to Section 16 of the Exchange Act. The compensation committee has delegated authority to the chairman of our Board to grant or modify awards to such employees, subject to the following conditions:

•	no individual grant may relate to more than 3,000 shares of our Common Stock;

•	such grants must be made during an open window period and must be approved in writing, the grant date being the date of such written approval;

•	the exercise price of any options granted may not be less than the fair market value of our Common Stock on the grant date; and

•	the officer must report any such grants to the compensation committee at its next meeting.

The compensation committee has in the past engaged an independent executive compensation consultant to advise the compensation committee on matters related to executive compensation, and will engage such consultants in the future, as the compensation committee determines to be advisable. Please refer to the section titled “Executive Officer Compensation—Compensation Discussion and Analysis” on page 38 of this Proxy Statement for more information related to the independent executive compensation consultant.

Board Evaluation Process

The nominating and corporate governance committee is responsible for overseeing the annual performance evaluation of our Board, which is a multi-step process designed to evaluate the performance of our Board and each of its committees, as follows:

STEP 1: Confidential Evaluations

Annually, each director completes an evaluation of the full board. The evaluation is intended to provide each director with an opportunity to evaluate performance for the purpose of improving board and committee processes and effectiveness. The detailed evaluation questionnaire seeks quantitative ratings and subjective comments in key areas of board practice, and asks each director to evaluate how well our board and its committees operate and to make suggestions for improvements. These key areas include assessment of board composition, meeting procedures, allocation and delegation of responsibilities among our board and its committees and adequacy and availability of resources.

STEP 2: Board Summary

The nominating and corporate governance committee reviews the results and presents its assessment of Board performance, including of its committees, to the full Board for candid discussion and feedback. After receiving feedback resulting from the Board discussion, the nominating and corporate governance committee recommends improvements for the Board to consider implementing as needed.

STEP 3: Recommendations Implemented	Based on the results and recommendations presented by the nominating and corporate governance committee, Board and Company practices and policies are updated, as appropriate.

Board’s Role in Oversight of Risk Management

Our Board as a whole is responsible for risk oversight, with reviews of certain areas being conducted by the relevant Board committees that report to the full Board. In its risk oversight role, our Board reviews, evaluates and discusses with appropriate members of management whether the risk management processes designed and implemented by management are adequate in identifying, assessing, managing and mitigating material risks facing the Company, including financial and operational risks.

Our Board believes that full and open communication between senior management and our Board is essential to effective risk oversight. Our lead independent director regularly meets with our chairman, president and chief executive officer to discuss a variety of matters, including business strategies, opportunities, key challenges and risks facing the Company, as well as management’s risk mitigation strategies. Senior management attends all regularly scheduled Board meetings where they make presentations to our Board on various strategic matters involving our operations and are available to address any questions or concerns raised by our Board on risk management or any other matters. Our Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges, and monitors the development and management of risks that impact our strategic goals.

While our Board is ultimately responsible for risk oversight, its committees assist the Board in fulfilling its oversight responsibilities with respect to certain areas of risk. As set forth in its charter, the audit committee is responsible for reviewing and discussing with management, the internal audit firm and our independent registered public accounting firm any guidelines and policies relating to risk assessment and risk management, and the steps management has taken to monitor, control and minimize the Company’s major financial risk exposures, if any. The audit committee also discusses with the internal audit firm and our independent registered public accounting firm the results of their processes to assess risk in the context of their respective audit engagements. The audit committee also assists our Board in fulfilling its oversight responsibilities by monitoring the effectiveness of the Company’s internal control over financial reporting and legal and regulatory compliance. Our internal audit firm and independent registered public accounting firm meet periodically in executive session with the audit committee. The audit committee regularly reports on these matters to the full Board. As set forth in its charter, the compensation committee is responsible for overseeing the Company’s assessment of whether its compensation policies and practices are likely to expose the Company to material risks and, in consultation with management, is responsible for overseeing the Company’s compliance with regulations governing executive compensation. The nominating and corporate governance committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with our Board leadership structure and corporate governance matters.

Director and Executive Officer Stock Ownership Guidelines

Our Board adopted stock ownership guidelines applicable to our non-employee directors and our executive officers. The guidelines for non-employee directors are administered by the nominating and corporate governance committee and the guidelines for our executives are administered by the compensation committee.

Under the guidelines, each non-employee director is expected to maintain ownership of Company stock valued at three times his or her annual retainer, which is currently $35,000. See “Director Compensation” on page 27 of this Proxy Statement. Our president and chief executive officer, Mr. Armstrong, is expected to maintain ownership of Company stock valued at three times his base salary and our chief financial officer, Erin D. Pickens, is expected to maintain ownership of Company stock valued at her base salary. The value of the stock ownership is calculated based on the three-

year trailing average monthly stock price. Shares of our Common Stock currently owned, but not pledged, and shares issuable upon the vesting of outstanding restricted stock units (“RSUs”) count as stock owned for purposes of the stock ownership guidelines. Performance-based equity awards and shares owned on behalf a spouse or children do not count toward the target level. Finally, shares held in trust may also be included; however, due to the complexities of the trust laws, the decision to include the shares will be made on a case-by-case basis after reviewing the nature of the specific trust involved and considering whether the executive has maintained a pecuniary interest in the shares. Both of our executive officers and each of our current non-employee directors, except for Mr. Rhone and Ms. Henriksen, exceed their target stock ownership levels, as applicable. Under the stock ownership guidelines, directors have five years from their initial appointment to achieve their target ownership level. Accordingly, Mr. Rhone has until December 17, 2025 and Ms. Henriksen has until January 26, 2026.

Anti-Hedging and Anti-Pledging Policies

Under our Insider Trading Policy, our directors and officers (defined as “insiders”) are prohibited from engaging in hedging transactions related to the Company’s securities. Specifically, our anti-hedging policy reads as follows:

Transactions in publicly traded options are generally short-term in nature and may give the public the perception that insiders are not focused on the long-term performance of the Company. Certain forms of hedging transactions are complex, may be perceived negatively by the public and can present unique insider trading risks. Accordingly, insiders are prohibited from engaging in such transactions.

In addition, effective March 2, 2016, the Insider Trading Policy prohibits insiders from entering into new pledges of the Company’s securities.

Director Nomination Process and Board Refreshment

Process

At least annually, the nominating and corporate governance committee reviews the composition and size of the Board. In carrying out this responsibility, the committee considers the Company’s business strategies, director independence requirements, the collective knowledge, experience, expertise and diversity of the Board, the specific experience, qualifications, attributes and skills of each director, any recent or anticipated changes in Board composition, any skills, experiences and backgrounds that may be helpful in maintaining or improving alignment between our Board’s composition, our business strategies, and the long-term interests of our stockholders, and any other criteria the committee deems relevant. The committee also seeks to have a Board that represents a diverse range of perspectives and experiences relevant to the Company, and takes into account Board tenure, age, gender and ethnic/racial diversity. In evaluating the suitability of potential Board nominees, the committee considers the Board member criteria in our corporate governance guidelines and other factors, including personal and professional integrity, independence, a general understanding of the industries in which the Company operates, executive management and public company board experience, risk management and strategic planning experience, public and private investment experience, banking, finance, accounting, and financial reporting experience and other experiences relevant to the successful oversight of the management of a publicly-traded company, educational and professional background, and diversity. The committee also considers the potential nominee’s ability and willingness to work cooperatively with other members of the Board and with senior management of the Company and to devote adequate time to duties of the Board. The committee also evaluates each individual in the context of the Board as a whole, with the objective of recommending nominees who can best advance the success of the business, be an effective director in conjunction with the full Board, and represent stockholder interests through the exercise of sound judgment using his or her diversity of experience in these various areas. In determining whether to recommend a director for re-election, the committee will also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Candidates may come to the committee’s attention through professional search firms, directors, stockholders, financial advisors, legal advisors or other persons. The committee evaluates candidates proposed for nomination by the Company’s stockholders using the same criteria by which it evaluates other nominees.

Board Refreshment

As a result of our nominating and corporate governance committee’s efforts, several new directors have joined our Board in recent years. Mr. Joseph joined the Board in 2015. Mr. Schweitzer joined the Board in March 2016 and served on the Board until his unexpected death in February 2020. Ms. Benson, Oasis’ designee, served on the Board from January 2017 until her voluntary resignation in September 2020. In addition, as discussed further below, in December 2020, the Board appointed Mr. Rhone as a new director, and in January 2021, the Board appointed Ms. Henriksen as a new director. The nominating and corporate governance committee believes that Mr. Rhone and Ms. Henriksen bring relevant skills and extensive experience to our Board, racial/ethnic and gender diversity and fresh perspectives. The committee also believes that the Company benefits from having seasoned directors who are deeply knowledgeable about our Company’s operations, markets, financial condition, opportunities and challenges.

After Mr. Schweitzer’s death in February 2020, upon the recommendation of the nominating and corporate governance committee, the Board reclassified Mr. Porter as a Class II director to fill the vacancy and to rebalance the class sizes as required by the Company’s Charter. The Board size was reduced to six. On August 6, 2020, the committee met and considered, among other things, the Board’s size relative to peer companies and survey data, particularly in light of the unexpected death earlier in the year of Mr. Schweitzer. The committee determined that it would not recommend any immediate changes at the time but that it would continue to review the Board’s composition and consider increasing the Board’s size.

On September 18, 2020, the Board voted to approve the initiation of an in-depth exploration of a conversion of the Company from a C-Corporation to a REIT, and later that day, Ms. Benson resigned from the Board. The Board also decided to conduct a comprehensive review of governance practices and Board composition.

On October 13, 2020, the nominating and corporate governance committee met and considered, among other things, the composition and size of the Board, including the vacancy created by the resignation of Ms. Benson and the earlier decrease in the size of the Board after the death of Mr. Schweitzer. The nominating and corporate governance committee discussed (1) increasing the size of the Board, (2) the background, skills and traits of potential candidates desired to enhance Board effectiveness and (3) the timing and process of identifying potential director candidates. After discussion, the committee agreed that its goals would be to add two new directors to the Board by year-end and to begin the search process immediately.

On November 5, 2020, the nominating and corporate governance committee met and considered the progress on the director search process, narrowing down the list of 45 candidates that it had compiled based on suggestions and recommendations from directors, directors’ contacts, and financial and legal advisors to the Company, to a smaller number based on skills, experience and traits the committee considered important. The committee decided it would interview candidates and compile additional background data, with the assistance of outside advisors, before recommending any candidate to the Board. The committee proceeded to interview candidates.

On December 17, 2020, the Company announced the appointment of Neville L. Rhone, Jr. to serve as a Class II director of the Board. Mr. Rhone was appointed by the Board upon the recommendation of the nominating and corporate governance committee. He was suggested as a candidate to the committee by Mr. Armstrong, our Chairman, President and Chief Executive Officer, who knew Mr. Rhone from working with him when Mr. Rhone served as a senior member of the investment team of the Canyon-Johnson Urban Fund that partnered with the Company in 2007 to provide the equity for the Company’s Block 21 project. Upon the recommendation of the committee, Mr. Rhone was appointed to the nominating and corporate governance committee and the audit committee. Additionally, the Company announced that Mr. Porter resigned as a Class II director and was immediately reappointed as a Class III director, the Class to which he was originally appointed upon first joining the Board in 2012 (and the Class to which he was elected by the stockholders in 2013, 2016, and 2019).

In light of the Oasis Notice, the nominating and corporate governance committee, with the assistance of outside advisors, assembled and reviewed background information regarding Mr. De La Garza Diaz and Ms. Dotter and interviewed them on January 15, 2021 and January 18, 2021, respectively. On January 20, 2021, the Company proposed a settlement wherein the Board would add Ms. Dotter and a new female director chosen by the Company, subject to the completion of a director questionnaire and the passing of a background check, and subject to Oasis’ and the Company’s execution of a settlement agreement with customary terms. On January 25, 2021, Oasis proposed settlement terms that did not include the appointment of Ms. Dotter, a candidate for the Board initially proposed by Oasis in the Oasis Notice, but instead contemplated, among other things, replacing as a director Mr. Leslie with Mr. De La Garza Diaz and replacing as a director Mr. Madden with Ms. Benson.

On January 27, 2021, the Company announced the appointment of Kate B. Henriksen to serve as a Class III director of the Board, increasing the Board size to seven. Ms. Henriksen was appointed by the Board upon the recommendation of the nominating and corporate governance committee. She was suggested as a candidate to the committee by the committee’s Chair, Mr. Joseph. Upon the recommendation of the committee, Ms. Henriksen was appointed to the nominating and corporate governance committee and the compensation committee.

Stockholder Nominations

The nominating and corporate governance committee will consider candidates proposed for nomination by our stockholders. Stockholders may propose candidates for consideration by the nominating and corporate governance committee by submitting the names and supporting information to our Corporate Secretary, Stratus Properties Inc., 212 Lavaca Street, Suite 300, Austin, Texas 78701. Supporting information should include (a) the name and address of each of the candidate and proposing stockholder; (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director, taking into account the criteria identified in our corporate governance guidelines; (c) proof of ownership, the class and number of shares, and the length of time that the shares of our Common Stock have been beneficially owned by each of the candidate and the proposing stockholder; and (d) a letter in writing from the candidate stating his or her willingness to serve, if elected as a director.

In addition, our By-Laws permit stockholders to nominate candidates directly for consideration at next year’s annual meeting of stockholders. Any nomination must be in writing and received by our corporate secretary at our principal executive offices no later than the close of business on February 4, 2022. If the date of next year’s annual meeting is moved to a date more than 30 days before or 90 days after the anniversary of this year’s annual meeting, the nomination must be received no later than 90 days prior to the date of the 2022 annual meeting of stockholders or 10 days following the public announcement of the date of the 2022 annual meeting of stockholders. Any stockholder submitting a nomination under our By-Laws must include (a) all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected), and (b) the name and address (as they appear on the Company’s books) of the nominating stockholder and the class and number of shares beneficially owned by such stockholder. Nominations should be addressed to our Corporate Secretary, Stratus Properties Inc., 212 Lavaca Street, Suite 300, Austin, Texas 78701. Candidates nominated by stockholders will be evaluated under the same criteria as other director nominees. Please see our By-Laws for detailed information regarding the process by which a stockholder may nominate a director at meetings of our stockholders.

Designated Director

Pursuant to an Investor Rights Agreement with Moffett Holdings, L.L.C. (“MHLLC”) dated March 15, 2012 (the “Investor Rights Agreement”), and subsequently assigned to LCHM Holdings, Mr. Porter was appointed to our Board as the designated director of MHLLC and subsequently, LCHM Holdings. Mr. Porter continues to serve as the designated director of LCHM Holdings pursuant to the Investor Rights Agreement. As previously reported, in connection with Mr. Rhone’s appointment, Mr. Porter resigned as a Class II director and was immediately reappointed as a Class III director, the Class to which he was originally appointed upon first joining the Board in 2012 (and the Class to which he was elected by the stockholders in 2013, 2016, and 2019). Mr. Porter’s reappointment to Class III filled the vacancy in Class III created by the resignation of Ms. Benson in September 2020, and Mr. Rhone filled the vacancy created by Mr. Porter’s resignation and reappointment. As previously disclosed, on March 12, 2020, Mr. Porter had resigned as a Class III director and was immediately reappointed as a Class II director solely for the purpose of filling the vacancy in Class II created by the death of former director John C. Schweitzer and in order to rebalance the three classes so that they would be as nearly equal in number as is possible, as required by our Charter. Mr. Porter’s current term as a Class III director expires at the 2022 annual meeting of stockholders. For more information, see “Certain Transactions” on page 67 of this Proxy Statement.

Communications with the Board

Stockholders or other interested parties may communicate directly with one or more members of our Board, or the non-employee directors as a group, by writing to the director or directors at the following address: Stratus Properties Inc., Attn: Board of Directors or the name of the individual director or directors, 212 Lavaca Street, Suite 300, Austin, Texas 78701. The communication will be forwarded to the appropriate director or directors.

We engage in regular dialogue with stockholders and stockholders’ representatives representing over 40% of our outstanding Common Stock, including stockholders representing 7.6% of our outstanding Common Stock who have director designees on our Board.

Director Compensation

We use a combination of cash and equity-based compensation to compensate our non-employee directors. In setting director compensation, we consider the significant amount of time directors dedicate in fulfilling their duties as directors, as well as the skill-level required to be an effective member of our Board. We also seek to align the directors’ compensation with our stockholders’ interest by delivering a portion of that compensation in the form of equity.

The nominating and corporate governance committee reviews the form and amount of director compensation and makes recommendations to the full Board. Our director compensation program has not been revised since 2017, when it was revised upon the recommendation of the Board’s independent compensation consultant, FPL Associates L.P. (“FPL”). FPL reviewed our non-employee director compensation program in light of prevailing market practices and recommended certain changes to our director compensation program, which have been in effect since January 1, 2018.

2020 Cash Compensation

During 2020, each non-employee director serving the duration of the year received an annual fee consisting of, as applicable:

•	$35,000 for serving on our Board;

•	$7,500 for serving on our audit committee (excluding the chair);

•	$17,500 for serving as chair of the audit committee;

•	$6,000 for serving on our compensation committee (excluding the chair);

•	$12,500 for serving as chair of the compensation committee;

•	$5,000 for serving on our nominating and corporate governance committee (excluding the chair);

•	$10,000 for serving as chair of the nominating and corporate governance committee; and

•	$25,000 for serving as lead independent director.

In addition, each director received reimbursement for reasonable out of pocket expenses incurred in attending Board and committee meetings. Directors do not receive meeting attendance fees.

2020 Equity-Based Compensation

Under the equity-based component of our program, our non-employee directors receive annual equity awards payable in RSUs, with the number of RSUs granted determined by dividing $45,000 by the closing sale price of our Common Stock on September 1st, the grant date, or the previous trading day if no sales occur on that date, and rounding down to the nearest hundred shares. The RSUs vest ratably over the first four anniversaries of the grant date, with pro-rata vesting acceleration in the event that the non-employee director dies, incurs a disability or retires, and full vesting acceleration in the event that we incur a qualifying change of control. Each RSU entitles the director to receive one share of our Common Stock upon vesting. In addition, in connection with an initial appointment to the Board other than at an annual meeting, a director may receive a pro rata equity grant. On September 1, 2020, each non-employee director serving on that date was granted 2,200 RSUs and on December 17, 2020, Mr. Rhone was granted 1,200 RSUs upon joining the Board. See “Executive Officer Compensation—Potential Payments upon Termination or Change in Control” on page 52 of this Proxy Statement for definitions of “disability” and “change of control” used for purposes of the RSU acceleration provisions.

2020 Director Compensation

The table below summarizes the total compensation paid to or earned by our non-employee directors during 2020. The amount included in the “Stock Awards” column reflects the aggregate grant date fair value of the RSUs, and does not necessarily equate to the income that will ultimately be realized by the director for these stock awards. Mr. Armstrong’s compensation is reflected in the 2020 Summary Compensation Table in the section titled “Executive Officer Compensation” on page 38 of this Proxy Statement.

Director Compensation

Name of Director (1)	Fees Earned or Paid in Cash	Stock Awards (2)	Total
Ella G. Benson (3)	$30,750	$43,362	$74,112
James E. Joseph	58,500	43,362	101,862
James C. Leslie	55,000	43,362	98,362
Michael D. Madden	88,500	43,362	131,862
Charles W. Porter	47,500	43,362	90,862
Neville L. Rhone, Jr. (4)	1,036	31,668	32,704
John C. Schweitzer (5)	12,125	0	12,125

(1)	Table does not include Ms. Henriksen, who was appointed as a director effective January 26, 2021, and therefore did not receive any compensation from us during 2020.
(2)

On September 1, 2020, each non-employee director serving on that date received a grant of 2,200 RSUs. In addition, on December 17, 2020, Mr. Rhone received a grant of 1,200 RSUs, representing a pro-rata award of RSUs for 2020. Amounts reflect the aggregate grant date fair value of the RSUs, which are valued on the date of grant, or on the previous trading day if no sales occur on that date, at the closing price per share of our Common Stock. As of December 31, 2020, Messrs. Joseph, Leslie, Madden and Porter each had 4,675 RSUs outstanding, Mr. Rhone had 1,200 RSUs outstanding, Ms. Benson and Mr. Schweitzer had no RSUs outstanding, and Mr. Madden had 2,500 outstanding vested stock options.

(3)	Ms. Benson resigned from the Board effective September 18, 2020.
(4)	Mr. Rhone was appointed as a director effective December 17, 2020.
(5)	Mr. Schweitzer passed away on February 15, 2020.

Proposal No. 1: Election of Directors

Our Charter currently provides that directors are elected for three-year terms, with one-third of the Board elected at each annual meeting of stockholders. Each director holds office until that director’s successor is duly elected and qualified, or until his or her earlier death or resignation. Our directors are currently classified into the following three classes:

•	Class I directors are James E. Joseph and Michael D. Madden, and their terms will expire at the annual meeting of the stockholders to be held in 2023.

•	Class II directors are James C. Leslie and Neville L. Rhone, Jr., and their terms will expire at the 2021 Annual Meeting.

•	Class III directors are William H. Armstrong III, Kate B. Henriksen and Charles W. Porter, and their terms will expire at the annual meeting of the stockholders to be held in 2022.

For more information about the background and qualifications of the director nominees and the entire Board of Directors, please see below and “Information About Nominees and Continuing Directors” on page 32 of this Proxy Statement.

Name	Age	Director Since	Principal Occupation	Independent	Board Committees
William H. Armstrong III	56	1998	Chairman of the Board, President and Chief Executive Officer of Stratus Properties Inc.	No	None

Kate B. Henriksen	47	2021	Co-Chief Investment Officer of RLJ Lodging Trust	Yes	Compensation Nominating and Corporate Governance

James E. Joseph	60	2015	Dean of the Madden School of Business at Le Moyne College	Yes	Audit Compensation Nominating and Corporate Governance*

James C. Leslie	65	1996	Managing Principal of Wolverine Interests LLC	Yes	Audit Compensation*

Michael D. Madden	72	1992	Managing Partner of BlackEagle Partners, LLC; Chairman of the Board of Hanover Advisors L.L.C.	Yes	Audit* Compensation Nominating and Corporate Governance

Charles W. Porter	69	2012	Chief Operating Officer of MG Holdings Services, LLC; Advisor and Consultant to Moffett Holdings, L.L.C.	Yes	Audit Nominating and Corporate Governance

Neville L. Rhone, Jr.	50	2020	Co-Founder and Managing Partner of Arc Capital Partners LLC	Yes	Audit Nominating and Corporate Governance

*	Chair

In accordance with our By-Laws, our Board has fixed the current number of directors at seven. The table below shows the current members of the different classes of our Board and the expiration of their current terms.

Class	Expiration of Term	Current Class Members

Class II	2021 Annual Meeting of Stockholders	James C. Leslie Neville L. Rhone, Jr.

Class III	2022 Annual Meeting of Stockholders	William H. Armstrong III Kate B. Henriksen Charles W. Porter

Class I	2023 Annual Meeting of Stockholders	James E. Joseph Michael D. Madden

Upon the recommendation of our nominating and corporate governance committee, our Board has nominated James C. Leslie and Neville L. Rhone, Jr. for election at our 2021 Annual Meeting to serve as Class II directors, each for a three-year term. Messrs. Leslie and Rhone have each consented to being named as a nominee in this Proxy Statement and to serve as a director if elected. The persons named as proxies on the enclosed WHITE proxy card intend to vote your shares of our Common Stock for the election of each of the two Class II director nominees recommended by our Board, unless otherwise directed. If, contrary to our present expectations, either of the nominees is unable to serve or for good cause will not serve, your proxy will be voted for a substitute nominee designated by our Board, unless otherwise directed.

Vote Required to Elect Director Nominees

Under our By-Laws, our directors are elected by a plurality vote. For more information on the voting requirements, see “Information about the 2021 Annual Meeting” on page 6 of this Proxy Statement.

Recommendation of our Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” OUR TWO CLASS II DIRECTOR NOMINEES, MESSRS. LESLIE AND RHONE.

Information About Nominees and Continuing Directors

The table below provides certain information as of April 8, 2021, with respect to the director nominees, James C. Leslie and Neville L. Rhone, Jr., and each other director whose term will continue after the 2021 Annual Meeting. The biography of each of the directors contains information regarding the person’s business experience, director positions with other public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that led our nominating and corporate governance committee and our Board to determine that the person should be nominated to serve as a director of the Company. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

Name of Director	Principal Occupation, Business Experience and Other Public Company Directorships
William H. Armstrong III Age: 56 Director Since: 1998

Chairman of the Board, President and Chief Executive Officer of the Company from 1998 to present. President, Chief Operating Officer and Chief Financial Officer of the Company from 1996 to 1998. Director of Moody National REIT II, Inc., a publicly traded real estate investment trust, since September 2017. Director of Moody National REIT I, Inc., a publicly traded real estate investment trust, from September 2008 until September 2017. Mr. Armstrong has been elected secretary-treasurer of Green Business Certification Inc., an organization that drives implementation of the LEED green building program. Holds a B.A. in Economics from The University of Colorado.

Mr. Armstrong’s 30-year career in real estate and over 25 years of leadership experience with the Company make him highly qualified to lead our Board. He has been employed by the Company since its inception in 1992, and has served as President since August 1996, Chief Executive Officer since May 1998 and Chairman of the Board since August 1998. He has built a highly regarded reputation in the real estate industry and has deep experience in and understanding of the Austin, Texas area, where most of our assets are located. He has long-standing, established relationships with tenants, lenders, regulators, community stakeholder groups, the City of Austin and the State of Texas. Mr. Armstrong’s strong leadership skills and comprehensive understanding of the Company and its management, operations and financial requirements make him highly qualified to guide the Company’s business strategy.

Kate B. Henriksen Age: 47 Director Since: 2021

Co-Chief Investment Officer of RLJ Lodging Trust (“RLJ”), a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, high-margin, focused-service and compact full-service hotels. Senior Vice President Investment & Portfolio Analysis of RLJ from 2007 to February 2019. Prior to joining RLJ in 2002, served as Director of Development Planning and Feasibility at Marriott International. Holds a B.S. from Cornell University, School of Hotel Administration, with a concentration in real estate and property asset management.

Ms. Henriksen has a deep understanding of real estate investing, the real estate and hospitality industries, asset management, REIT operations and investor relations, gained from her more than 20 years of experience at RLJ and Marriott, making her highly qualified to serve on our Board. Her experience at RLJ overseeing acquisitions and

Name of Director	Principal Occupation, Business Experience and Other Public Company Directorships

dispositions, helping to develop and implement strategy, managing assets on a strategic level, tracking investment portfolio performance, and assisting with capital raising and investor relations allow Ms. Henriksen to provide invaluable guidance to our Board in its consideration of the Company’s real estate investment opportunities and business strategy.

James E. Joseph Age: 60 Director Since: 2015

Dean of the Madden School of Business at Le Moyne College from 2014 to present and Executive-in-Residence from 2012 to 2014. President and Chief Executive Officer of Oneida Ltd. (“Oneida”), one of the world’s largest designers, marketers, and distributors of housewares products, from 2007 to 2012. President of Oneida from 2006 to 2007. Executive Vice President, Worldwide Sales and Marketing of Oneida from 2005 to 2006. Senior Vice President, Food Service of Oneida from 2000 to 2005. Senior Vice President, International Operations of Oneida from 1995 to 2000. Inducted as an honorary member of the Cornell Hotel Society at Cornell University’s School of Hotel Administration in 2010. Fellow at the Culinary Institute of America from 2009 through 2012. Member of the board of directors of the Oneida Group, formerly known as EveryWare Global, Inc., a previously publicly traded company and the parent company of Oneida Ltd. from 2012 to 2013. Holds an M.P.A. from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a B.S. in Accounting from Le Moyne College.

Mr. Joseph has over 25 years of experience in the consumer products, hospitality and entertainment industries, including experience as a chief executive officer, making him highly qualified to serve as a member of our Board and as chair of our nominating and corporate governance committee. His leadership role in the dramatic turnaround of Oneida, which regained significant profitability and significantly reduced debt during Mr. Joseph’s tenure as president and chief executive officer, allows Mr. Joseph to provide valuable guidance regarding the Company’s business strategy.

James C. Leslie Age: 65 Director Since: 1996

Managing Principal of Wolverine Interests LLC, a commercial real estate investment firm, since 2001. President of Leslie Enterprises, L.P., a private equity firm, since 2001. President of JamJen, Inc., a services company, since 2001. Chief Executive Officer from 2012 to 2015 and director from 2002 to 2012 of Cresa Partners, LLC, a national tenant representation and real estate advisory services firm. Member of the board of directors of Dougherty’s Pharmacy, Inc. (formerly Ascendant Solutions, Inc.), a company focused on the acquisition, management and growth of community-based pharmacies in the southwest region, since 2002, Chairman of the board of directors from 2002 until June 2019, and Interim President and Chief Financial Officer from 2018 until February 2019. Dougherty’s Pharmacy, Inc. filed a voluntary petition for relief under Chapter 11 of the U.S. bankruptcy code in August 2019 and emerged from the proceedings in December 2020. Director, President and Chief Operating Officer of The Staubach Company, a commercial real estate services firm, from 1996 to 2001. President of Staubach Financial Services from 1992 to 1996. Chief Financial Officer of The

Name of Director	Principal Occupation, Business Experience and Other Public Company Directorships

Staubach Company from 1982 to 1992. Holds an M.B.A. in Accounting and Finance from the University of Michigan and a B.S. in Mathematics from the University of Nebraska.

Mr. Leslie’s over 35 years of leadership experience in the real estate industry make him highly qualified to serve as a member of our Board and to lead our compensation committee. His investment and development experience as well as his extensive management experience acquired as president and chief operating officer of a commercial real estate services firm provide him with vast knowledge of financial, accounting, regulatory and administrative matters, particularly in the real estate industry. Mr. Leslie has also been involved with entrepreneurs and emerging companies consistently during his career and has been instrumental in the creation of over fifty companies. Through his significant business experience, he provides valuable insights with respect to strategies and solutions addressed at the Board level.

Michael D. Madden Age: 72 Director Since: 1992

Managing Partner and co-founder of BlackEagle Partners, LLC (formerly Centurion Capital Partners LLC), a private equity firm, from April 2005 to present. Chairman of the Board of Hanover Advisors L.L.C., investment bankers, since 1995. Director of US LBM Holdings, Inc., a specialty building materials distributor, from April 2017 to 2020. Partner of Questor Management Co., merchant bankers, from 1999 to 2005. Partner at Beacon Group Holdings, a merchant bank, from 1996 to 1999. Vice Chairman of Paine Webber Inc., an investment bank, from 1994 to 1995. Executive Vice President and Chief Origination Officer during 1994, and Executive Managing Director and Head of Global Business Development of Kidder Peabody & Co., Inc., an investment bank, from 1993 to 1994. Holds an M.B.A. in Finance from the University of Pennsylvania, Wharton School of Business and a B.A. in Economics from LeMoyne College.

Mr. Madden has been an investment banker for more than 30 years and in that role has advised multiple public and private companies, making him a valuable member of our Board. Mr. Madden has extensive knowledge of capital markets and finance, which is invaluable to our Board’s planning for the Company’s capital and liquidity needs. His business experience allows him to provide strategic insight in the areas of finance and accounting and positions him well to serve as our lead independent director and as chair of our audit committee.

Charles W. Porter Age: 69 Director Since: 2012

Chief Operating Officer of MG Holdings Services, LLC, a private asset management company, from 2014 to present. Advisor and Consultant to Moffett Holdings, L.L.C., a private, closely-held family company, from August 2008 to present. General Manager of Sheraton Steamboat Resort, managed by Starwood Hotels & Resorts Worldwide, Inc., from 1989 to 2008. Holds a Certified Hotel Administrator certification from the American Hotel & Lodging Association Educational Institution.

Mr. Porter’s over 35 years of experience in the hospitality industry, as well as experience in conceptualizing and planning two residential single-

Name of Director	Principal Occupation, Business Experience and Other Public Company Directorships

family developments and a condominium tower through entitlements, financing, construction, documentation and sales, provide him with a wealth of knowledge regarding real estate operations and make him highly qualified to serve on our Board.

Mr. Porter is the designated director of LCHM Holdings pursuant to the Investor Rights Agreement dated March 15, 2012. See “Certain Transactions” on page 67 of this Proxy Statement for additional information.

Neville L. Rhone, Jr. Age: 50 Director Since: 2020

Co-Founder and Managing Partner of Arc Capital Partners, a Los Angeles-based real estate operating company that acquires and repositions urban properties, from 2013 to present. Managing Director and member of the investment committee of Canyon Partners Real Estate (“Canyon”), a real estate investment company, from 2005 to 2013. Vice President at Morgan Stanley from 2000 to 2004. Active member of the Urban Land Institute and the Pension Real Estate Association. Holds an MBA from Columbia Business School and a B.S. in Civil Engineering and Master of Engineering (Civil Engineering) from Cornell University.

Mr. Rhone’s over 27 years’ experience in the areas of real estate development, finance, investments, operations, entrepreneurship and executive leadership make him highly qualified to serve as a member of our Board. His current role at Arc, an institutional quality, minority-owned firm dedicated to corporate responsibility, where he specializes in creating walkable, urban mixed-use environments, and his roles at Canyon, where he led acquisitions in Texas, and Morgan Stanley, where he focused on investment banking and real estate, allow him to provide valuable guidance and leadership regarding the Company’s strategy.

Stock Ownership of Directors, Director Nominees and Executive Officers

We believe that it is important for our directors and executive officers to align their interests with the long-term interests of our stockholders. We encourage stock accumulation through the grant of equity incentives to our directors and exec utive officers and through our stock ownership guidelines applicable to our directors and executive officers.

The table below shows the amount of our Common Stock beneficially owned as of March 22, 2021, by each of our directors, our director nominees and our president and chief executive officer and chief financial officer (such officers together being our named executive officers). Unless otherwise indicated, all shares shown are held with sole voting and investment power.

Name of Beneficial Owner	Total Number of Shares Beneficially Owned (1)	Percent of Outstanding Shares (2)

William H. Armstrong III (3)	516,356	6.3%

Erin D. Pickens (4)	34,111	*

Kate B. Henriksen	—	*

James E. Joseph	4,625	*

James C. Leslie	50,955	*

Michael D. Madden (5)	38,625	*

Charles W. Porter	13,625	*

Neville L. Rhone, Jr.	—	*

All directors and executive officers as a group (8 persons)	658,297	8.0%

*	Ownership is less than one percent.

(1)

Each beneficial owner holds the following unvested RSUs, which are not included in the table above. For more information regarding the RSUs, see “Director Compensation—2020 Equity-Based Compensation” on page 28 of this Proxy Statement and “Executive Officer Compensation—Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Awards” on page 42 of this Proxy Statement.

Name of Beneficial Owner	RSUs
William H. Armstrong III	64,491
Erin D. Pickens	11,998
Kate B. Henriksen	1,000
James E. Joseph	4,675
James C. Leslie	4,675
Michael D. Madden	4,675
Charles W. Porter	4,675
Neville L. Rhone, Jr.	1,200

(2)	Based on 8,229,588 shares of our Common Stock outstanding as of March 22, 2021.

(3)

Includes 3,250 shares held in his individual retirement account. Mr. Armstrong has pledged 363,489 shares of our Common Stock to secure a line of credit, which pledge occurred prior to March 3, 2016 under the Company’s grandfathered pledge policy. Mr. Armstrong’s address is 212 Lavaca Street, Suite 300, Austin, TX 78701.

(4)	Holds shares of our Common Stock with her husband in a joint account, through which they share voting power.

(5)	Includes 2,500 shares of Common Stock that could be acquired upon the exercise of stock options.

Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC, the table below shows the beneficial owners of more than five percent of our outstanding Common Stock other than Mr. Armstrong, whose beneficial ownership is reflected in the table in the section above titled “Stock Ownership of Directors, Director Nominees and Executive Officers” on page 35 of this Proxy Statement. Unless otherwise indicated, all information is presented as of March 22, 2021, and all shares beneficially owned are held with sole voting and investment power.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percent of Outstanding Shares (1)

Ingalls & Snyder LLC (2) 1325 Avenue of the Americas New York, New York 10019	1,239,896	15.1%

Oasis Management Company Ltd. (3) 21/F Man Yee Building 68 Des Vouex Road, Central Hong Kong	1,123,065	13.7%

LCHM Holdings, LLC (4) 3300 W. Esplanade Avenue, Suite 100 Metairie, Louisiana 70002	625,000	7.6%

Kennedy Capital Management, Inc. (5) 10829 Olive Boulevard St. Louis, Missouri 63141	533,178	6.5%

Dimensional Fund Advisors LP (6) Building One 6300 Bee Cave Road Austin, Texas 78746	475,920	5.8%

(1)	Based on 8,229,588 shares of our Common Stock outstanding as of March 22, 2021.

(2)

Based on an amended Schedule 13G filed with the SEC on February 9, 2021. Ingalls & Snyder LLC (“Ingalls & Snyder”) is a registered broker dealer and a registered investment advisor. Amounts reported include shares owned by clients of Ingalls & Snyder in accounts managed under investment advisory contracts. Ingalls & Snyder has no voting power but shares investment power over all of the shares of our Common Stock reported.

(3)

Based on an amended Schedule 13D filed with the SEC on January 5, 2021. Oasis Management Company Ltd. and its affiliates share voting and investment power over all of the shares of our Common Stock reported.

(4)

Based on a Schedule 13D filed with the SEC on March 5, 2014, jointly by LCHM Holdings, James R. Moffett, Jr. and Louise H. Moffett. LCHM Holdings, Mr. Moffett and Ms. Moffett share voting and investment power over all of the shares of our Common Stock reported.

(5)	Based on an amended Schedule 13G filed with the SEC on February 16, 2021. Kennedy Capital Management, Inc. has sole voting power and sole investment power over 533,178 shares of our Common Stock.

(6)

Based on an amended Schedule 13G filed with the SEC on February 16, 2021. Dimensional Fund Advisors LP, a registered investment advisor, furnishes investment advice to four registered investment companies, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an advisor or sub-advisor to certain of the Funds. In its role as investment advisor, sub-advisor and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the shares of our Common Stock reported, and may be deemed to be the beneficial owner of such shares of our Common Stock. However, all shares of our Common Stock reported in the amended Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such shares of our Common Stock. As reported in the Schedule 13G/A, Dimensional has sole voting power over 468,859 shares of our Common Stock and sole investment power over 475,920 shares of our Common Stock.

Executive Officer Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, describes and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to our president and chief executive officer and our chief financial officer (our only executive officers, referred to as our named executive officers or NEOs). Our named executive officers for 2020 are:

•	William H. Armstrong III, Chairman of the Board, President and Chief Executive Officer; and

•	Erin D. Pickens, Senior Vice President and Chief Financial Officer.

Executive Summary

We are a diversified real estate company with headquarters in Austin, Texas. We are engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

2020 Performance Highlights.

During 2020, the Company:

•

Negotiated during 2020 and in January 2021 completed the sale by a Stratus subsidiary of The Saint Mary, a 240-unit luxury, garden-style apartment project in Austin, Texas, for $60 million. Stratus received $21.3 million from its subsidiary in connection with the sale and expects to recognize a pre-tax gain on the sale, net of noncontrolling interests, of approximately $14 million in the first quarter of 2021.

•	Increased real estate operations revenue for 2020 by 64% to $22.6 million, compared with 2019.

•

Increased leasing operations revenue for 2020 by 24% to an annual record of $24.1 million, compared with 2019, and proactively negotiated with our many tenants to provide rent deferrals in appropriate circumstances.

•	Collected $15.0 million of forfeited earnest money after the buyer terminated the agreements to purchase Block 21 for $275.0 million in May 2020 due to the pandemic.

•	Successfully managed liquidity and proactively managed our banking relationships despite the challenges of the pandemic.

•

Acted quickly to engage with tenants and lenders in leasing operations, resulting in retail and multi-family rent collections that were only 5% less than scheduled base rents from April through December 2020.

•

Continued to advance planning on several development projects, including The Saint June, our next multi-family development in Barton Creek, expected to begin project construction in the second quarter of 2021.

•	Initiated an in-depth exploration of conversion of the Company from a C-Corporation to a real estate investment trust (REIT).

•

Net loss attributable to common stockholders totaled $22.8 million, $2.78 per share, for 2020, compared to $2.5 million, $0.30 per share, for 2019. Losses resulting from the pandemic contributed to us recording a $10.7 million non-cash tax charge in 2020 to record a valuation allowance on our deferred tax assets.

Executive Compensation Program at a Glance

Our executive compensation program has three primary elements: base salary, annual incentive awards and long-term incentive awards, currently consisting of RSU awards and awards under our Profit Participation Incentive Plan (the “Profit Plan”). Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program and is intended to provide a minimum fixed level of cash compensation. Annual incentives are designed to reward the achievement of short-term financial and operational goals that support our business and strategy, and to enable us to attract, retain and motivate our NEOs in the near-term. Long-term incentives drive our NEOs to focus on stockholder value creation over the long term and align the interests of our NEOs with those of our stockholders.

Based on our performance and consistent with the design of our program, the compensation committee of our Board made the executive compensation payout decisions for 2020 noted in the table below. These payouts are aligned with the Company’s business performance in 2020. The compensation committee believes that the design and structure of the Company’s incentive programs provide a direct link between Company performance and pay outcomes for the executives, as described in later in this CD&A.

2020 Executive Compensation Program

Compensation Component	Characteristics	2020 Results/Actions
Base Salary	• Fixed cash compensation • Competitive level of base compensation, critical for attraction and retention	• The NEOs did not receive base salary increases during 2020
Annual Incentive Program	• Annual variable cash compensation based on performance • Focused on the executive’s efforts in maximizing annual operating and financial performance	• 2020 operating and financial performance resulted in annual incentive awards of $700,000 for our CEO and $160,000 for our CFO

•  Efforts and accomplishments in connection with our development projects that have been approved by the compensation committee for inclusion in the Profit Plan (“approved development projects”) are not factored into awards under the annual incentive program

Compensation Component	Characteristics	2020 Results/Actions
Long-Term Incentive (LTI) Program

•  Profit Plan awards – beginning in 2018, each award recipient, including our NEOs, may receive a bonus payout based on his or her interest in the profits pool generated by each of our approved development projects

•  Cash payouts are triggered by a capital transaction with respect to the project occurring prior to the third anniversary of the project’s substantial completion date (a “valuation date”)

•  If a capital transaction does not occur prior to the valuation date, then in lieu of a cash payout, participants will receive an equivalent number of stock-settled RSUs, based on the 12-month trailing average price of our Common Stock during the year in which the valuation date occurs, which RSUs will vest over a three-year period based on continued service

•  25% of the “net company profits” (as defined in the Profit Plan) from each development project (i.e., after return of the Company’s costs and any capital contributions and a preferred return of 10% per annum) is set aside to fund the profit pool

• During 2020, one approved development project reached its “valuation date,” resulting in a payout in 2021 of stock-settled RSUs vesting over a three-year period.

•  Total cash payments for a given year to our NEOs are capped at four times the NEO’s base salary, and any amounts due in excess of that amount will be converted to an equivalent number of RSUs with a one-year vesting period

•  RSU awards – granted annually and vest ratably over a four-year period, enhancing stockholder alignment, retention, and development of long-term ownership by our NEOs

Compensation Governance and Stockholder Engagement.

Our executive compensation program is designed and managed by the compensation committee, which is comprised entirely of independent directors. Structuring a compensation program is a complex process that includes weighing various possible incentives and associated risks, assessing the competitive environment for executive talent, and understanding various constituencies. The compensation committee values stockholder perspectives as an element of the review process. The compensation committee ensures it is aware of our stockholders’ views both through direct conversations with stockholders, including one large investor with a representative on our Board, and through the broad feedback mechanism of our annual say-on-pay vote on executive compensation (which garnered the support of more than 97% of the voting power of the outstanding shares of our Common Stock present and entitled to vote at our 2020 annual meeting). The compensation committee also seeks input from its independent compensation consultant from time to time and strives to incorporate compensation “best practices” into our program design, some of which are highlighted below and discussed elsewhere in this CD&A.

Executive Compensation Best Practices

➢	Annual Incentives Based on Performance – Our annual incentive bonus awards are not guaranteed, but are based on the compensation committee’s evaluation of the Company’s performance during the year.

➢

Long-Term Incentive Program Tied to Performance of Development Projects – In July 2018, the compensation committee unanimously adopted the Profit Plan, which provides participants, including our executives, with economic incentives tied to the success of our approved development projects, a significant focus of our business.

➢	Clawback Policy – Performance-based awards are subject to a clawback provision.

➢

Anti-Pledging and Anti-Hedging Policies – Beginning in 2016, we prohibit our NEOs and directors from entering into new pledges of our securities, and we prohibit our NEOs from entering into hedging arrangements with respect to our securities.

➢

“Double Trigger” Equity Acceleration due to a Change of Control – RSUs will only accelerate upon a qualifying termination occurring within two years following a change of control. Further, awards under our Profit Plan do not accelerate upon a change of control.

➢

“Double Trigger” Change of Control Cash Payments – The severance and change of control agreements with our NEOs provide for change of control cash payments only upon a qualifying termination of employment.

➢

Engagement of Independent Compensation Consultant – From time to time, the compensation committee, in its sole discretion, retains an independent compensation consultant who reports directly to the compensation committee and does not provide any other services to management or the Company.

➢

Executives Subject to Stock Ownership Guidelines – We expect our executive officers to maintain certain levels of ownership in our Company, thus aligning their interests with our stockholders’ interests. Both of our NEOs currently exceed their ownership requirements. See “Stock Ownership Guidelines” below for more information.

➢	No Tax Gross-Ups – We do not provide any tax gross-ups to our NEOs.

Objectives of Our Compensation Program

The compensation committee is responsible for designing, implementing, and administering our executive compensation program. The compensation committee seeks to increase stockholder value by:

•	rewarding performance;

•	aligning the interests of the executive officers with the interests of our stockholders and our business strategy; and

•	providing a level of total compensation that will enable the Company to attract and retain talented executive officers.

The compensation committee believes compensation should reward achievement of business performance goals, recognize individual initiative and leadership and link the interests of the executive officers and our stockholders. As a result, as reflected in the graph below, the majority of our president and chief executive officer’s total compensation paid during the three-year period ended December 31, 2020 consisted of variable, at risk forms of pay that were dependent on our performance and the price of our Common Stock. The graph does not reflect the participation interests granted under the Profit Plan, as these long-term awards are not reflected in the Summary Compensation Table until payout. As of December 31, 2020, none of the participation interests held by Mr. Armstrong and Ms. Pickens had paid out, although there was a payout of RSUs in 2021 resulting from a valuation date in 2020, as noted on page 46.

Components of Executive Compensation

During 2020, our executive compensation program included four primary components: base salary, annual incentive awards, long-term incentive awards in the form of RSUs and participation interests in the Profit Plan. Participation interests in the Profit Plan are only reflected in the Summary Compensation Table in the years in which executive officers earn a cash payment or receive a grant of RSUs under the Profit Plan.

After reviewing these components of our compensation program, the compensation committee believes that the risks arising from our compensation policies and practices for our employees, including our executive officers, are not reasonably likely to have a material adverse effect on the Company.

Base Salaries.

Our philosophy is that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to manage our business successfully. Actual individual salary amounts reflect the compensation committee’s judgment with respect to each executive officer’s responsibilities, performance, work experience and the individual’s historical salary level. With regard to our president and chief executive officer, our goal is to allocate more compensation to the variable, performance-dependent elements of the total compensation package. The compensation committee did not increase our executive officers’ base salaries during 2020.

Annual Incentive Awards.

Under our annual incentive program for 2020, the annual incentive award was determined by the compensation committee following the end of the year based on the participant’s level of responsibility for the Company’s performance during the year after reviewing overall market conditions. As noted above, we have only two executive officers, and the compensation committee’s decisions regarding annual incentive awards reflect its views as to the broad scope of responsibilities of each executive officer and its determination of each executive officer’s significant impact on the Company’s overall success.

For 2020, annual cash incentives were a variable component of compensation designed to reward our executive officers for maximizing annual operating and financial performance. Given the adoption of the Profit Plan in 2018, which provides our executive officers with an interest in the profit resulting from our approved development projects, the compensation committee does not consider efforts or accomplishments in connection with the approved development projects when awarding annual cash incentives.

In February 2021, the compensation committee evaluated the Company’s accomplishments and performance during 2020, both independently and as compared to our peers, and each executive officer’s overall compensation. Despite the unique challenges faced by the Company as a result of the COVID-19 pandemic, the compensation committee noted that the Company was able to successfully manage liquidity and costs, maintain all of its properties in a first-class manner, enhance entitlements and pursue development permits, advance many new opportunities and keep our colleagues employed, productive and healthy, knowing that they are critical to our long-term success. The compensation committee specifically recognized the key roles of each of Mr. Armstrong and Ms. Pickens in these accomplishments and in the following significant financial achievements during 2020:

•	We increased real estate operations revenue for 2020 by 64% to $22.6 million, compared with 2019.

•

We increased leasing operations revenue for 2020 by 24% to an annual record of $24.1 million, compared with 2019, and proactively negotiated with our many tenants to provide rent deferrals in appropriate circumstances.

•	We collected $15.0 million of forfeited earnest money after the buyer terminated the agreements to purchase Block 21 for $275.0 million in May 2020 due to the COVID-19 pandemic.

•	We successfully managed liquidity and proactively managed our banking relationships despite the challenges of the pandemic.

Based on these determinations, the compensation committee approved cash awards for each executive consistent with the cash awards made for 2019—$700,000 for Mr. Armstrong and $160,000 for Ms. Pickens.

Long-Term Incentive Awards.

The long-term incentives granted to our NEOs are based upon the position of each executive officer and the compensation committee’s subjective assessment of corporate and individual performance for the prior year. Since 2018, our long-term incentive program has consisted of the following two incentives:

•

Profit Plan Awards – these awards may be granted throughout the year in connection with the Board’s approval of a new development project and the compensation committee’s approval of such project for inclusion in the Profit Plan. The awards provide an opportunity for the participants, including our NEOs, to receive cash bonuses (and/or RSUs in certain circumstances described below) based on the success of the approved development project. The compensation committee believes that the Company’s growth potential lies with its current and future development projects, thus this long-term performance award, focused on incentivizing and rewarding achievements in this area of the Company’s business, aligns the interests of the participants with those of our stockholders.

•

RSU Awards – these awards, which pay out in an equivalent number of shares of our Common Stock, are granted annually and vest in substantially equal installments over a four-year period. The compensation committee believes the RSU awards reinforce the relationship between compensation and increases in the market price of the Company’s Common Stock and align each executive officer’s financial interests with those of the Company’s stockholders.

As reported in our proxy statement for our 2020 Annual Meeting, although the compensation committee determined that our accomplishments during 2019 warranted payout of annual cash incentive awards for our executive officers, given the evolving COVID-19 pandemic in March 2020 and its significant impact on the hotel and entertainment industries, the compensation committee decided to decrease these awards payable to our executives for 2019 by approximately 20% as compared to such awards received for 2018. The compensation committee also elected to increase the annual RSU grant for our executive officers for 2020, thereby shifting a portion of the reduced 2019 annual cash incentive award to a long-term award, the value of which is dependent on our stock price. As a result, in March 2020, Mr. Armstrong received an award of 25,000 RSUs and Ms. Pickens received an award of 4,000 RSUs, compared to 12,000 RSUs and 2,000 RSUs, respectively, received by each in prior years.

Description of the Profit Plan. The Profit Plan is modeled after a “promote” arrangement that is a common compensation structure used by the Company’s private company peers. Highlights of the Profit Plan include:

Purpose

•  Creates an ownership mentality among participants with respect to the approved development projects, encouraging high performance.

•  Strengthens the team mentality of key members of our project teams.

Operation

•  25% of the “net company profits” from each approved development project will be set aside in a pool to fund bonuses, and the compensation committee will allocate participation interests in each pool to our executive officers, and select employees and consultants determined to be instrumental in the success of the project.

•  The “net company profits” generated by each project is calculated as net proceeds to the Company from a capital transaction (generally defined as the sale or exchange of the project to an unaffiliated party) after the Company has received (i) a return of its costs and any capital contributions, and (ii) a preferred return of 10% per annum.

•  Participants will vest in the right to receive a payout of their interests in an approved development project upon a capital transaction. If a capital transaction has not occurred prior to the third anniversary of the date the project is substantially complete (a “valuation date”), the compensation committee will obtain a third-party appraisal of the project as of the valuation date. Based on that value, the compensation committee will determine if any net company profits would have been generated after applying the hurdles described above. If so, then in lieu of receiving a cash bonus, the participant will receive an award of an equivalent number of stock-settled RSUs, based on the 12-month trailing average price of our Common Stock during the year in which the valuation date occurred, that will vest in annual installments over a three-year period, provided that the participant satisfies the applicable service conditions.

Profit Plan Features Protecting Company and Stockholder Interests

The following features of the Profit Plan are designed to protect Company and stockholder interests by limiting the Company’s required cash outlay and ensuring the Board retains flexibility to determine when and if the sale of an approved development project is appropriate:

•

Significant Hurdles – the financial hurdles that must be met before a profit pool is funded (return of all costs and capital contributions and a preferred return of 10% per annum) ensure a significant return for the Company before any cash payouts are made.

•

Limits on Cash Payouts to Executive Officers – the total cash payments made for a given year to an executive officer may not exceed four times the executive officer’s base salary, and any amounts due under the Profit Plan in excess of that amount will be converted to an equivalent number of stock-settled RSUs with a one-year vesting period.

•

No Cash Payouts without a Corresponding Sale – any amounts due in connection with a valuation date are paid in an equivalent number of RSUs (with a three-year vesting requirement requiring continued employment to earn the award), in lieu of a cash payment.

•

Board Flexibility – the inclusion of a stock payout, via the grant of a stock-settled RSU award, in the event of a valuation date gives the Board the flexibility to retain an asset if it determines that is in the best interest of the Company and its stockholders, without disadvantaging the participants or putting a cash burden on the Company.

The following table sets forth the approved development projects under the Profit Plan, the participation interest in each granted to our executive officers and the valuation date for each project that is substantially complete:

Approved Development Projects	Participation Interests (1)		Grant Date	Valuation Date (2)
	Mr. Armstrong	Ms. Pickens
West Killeen Market	32%	8%	August 2, 2018	October 17, 2020
Amarra Villas	32%	8%	August 2, 2018	n/a
Jones Crossing	30%	7.5%	August 2, 2018	n/a
Santal Phase II	42%	10.5%	August 2, 2018	January 18, 2022
Lantana Place	32%	8%	August 2, 2018	September 6, 2021
The Saint Mary	36%	9%	August 2, 2018	n/a(3)
Kingwood Place	26%	6.5%	August 2, 2018	July 15, 2023
Magnolia Place Phase I	25%	5%	September 23, 2019	n/a

(1)

Under the SEC’s rules, the grant of these awards is not reflected in the Summary Compensation Table. As a non-equity incentive award, the participation interests in the Profit Plan will be reflected in the Summary Compensation Table for the year of payout.

(2)

The valuation date is the third anniversary of the date the approved development project is substantially complete. If a capital transaction (generally defined as the sale or exchange of the project to an unaffiliated party) has not occurred by this date, the Profit Plan provides for a grant of RSUs as described above.

(3)

The Saint Mary was sold for $60 million on January 11, 2021, which qualified as a capital transaction under the Profit Plan. Any cash payouts due participants will be reflected in the 2021 Summary Compensation Table and will be paid in 2022.

2020 Valuation Date under the Profit Plan: The third anniversary of the substantial completion of the West Killeen Market approved development project occurred on October 17, 2020 (the valuation date). As this property has not yet been sold, the terms of the Profit Plan provide that in lieu of a cash payment, in the year following the valuation date the participants will receive an award of an equivalent number of stock-settled RSUs if any net company profits would have been generated based on the appraised value as of such date. On February 11, 2021, the compensation committee reviewed the third-party appraisal of West Killeen Market and determined that net company profits would have been generated based on the appraised value after the Company received (1) a return of its costs and any capital contributions, and (2) a preferred return of 10% per annum. Accordingly, on March 11, 2021 the compensation committee granted each participant an award of stock-settled RSUs equivalent to his or her participation interest based on the 12-month trailing average price of our Common Stock during 2020, with Mr. Armstrong receiving 17,991 RSUs and Ms. Pickens receiving 4,498 RSUs. The RSUs will vest in annual installments over a three-year period, provided that the participant satisfies the applicable service conditions.

Limited Executive Perquisites and No Special Retirement Benefits

We seek to maintain a cost-conscious culture. As a result, we provide limited perquisites to our executive officers. Please see “Executive Compensation Tables—2020 Summary Compensation Table” on page 50 of this Proxy Statement for a description of the limited perquisites provided in 2020.

Retirement benefits fulfill an important role within our overall executive compensation objectives by providing a financial security component, which in turn promotes retention. We provide our executive officers with the same retirement benefits that are generally available to our other full-time employees.

Specifically, we maintain a 401(k) plan, which is a tax-qualified defined contribution retirement plan. Our 401(k) plan provides a 5% employer match, a 3% safe harbor contribution and a discretionary match of up to 10% of employee eligible compensation. We do not maintain any excess benefit plans, defined benefit or pension plans, or any deferred compensation plans. We provide life insurance to all full-time Company employees.

Change of Control and Severance Benefits

We provide our executive officers with certain contractual protections in the event of an involuntary separation either prior to or in connection with a change of control of the Company. Effective April 1, 2019, each of Mr. Armstrong and Ms. Pickens entered into a severance and change of control agreement with the Company, with each agreement having a three-year term and with terms consistent with the previous agreements. We believe that severance protections, including reduced levels of protection triggered in connection with a qualifying termination without a change of control, can play a valuable role in attracting and retaining key executive officers by providing protections commonly provided in the real estate industry. In addition, we believe these benefits also serve our stockholders’ interest by promoting a continuity of management in the context of an actual or threatened change of control transaction. The existence of these arrangements does not impact our decisions regarding other components of our executive compensation program, although we consider these severance protections to be an important part of our executive officers’ compensation packages.

We also believe that the occurrence, or potential occurrence, of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during the important time when their prospects for continued employment following a transaction are often uncertain, we provide them with enhanced severance benefits if their employment is terminated by the Company without cause or by the executive with good reason in connection with a change of control. We do not provide excise tax gross-up protections under any change of control arrangements with our executive officers.

The payment of cash severance benefits following a change of control transaction is only triggered by an actual or constructive termination of employment following the change of control (i.e. a “double trigger”). In addition, our long-term incentive awards also provide for a double trigger. Under the terms of these awards, time-vested RSUs will only accelerate upon a qualifying termination occurring within two years following the change of control.

The potential severance and change of control benefits payable under these agreements as of December 31, 2020, are more fully described in “Potential Payments upon Termination or Change in Control” on page 52 of this Proxy Statement.

Compensation Processes and Policies

Role of Advisors.

To assist in evaluating our compensation practices and the level of compensation provided to our executives, the compensation committee has engaged FPL from time to time as its independent compensation consultant. Consistent with the compensation committee’s longstanding policy, FPL will not provide, and has not provided, any services to the Company’s management. As required by SEC rules, prior to any engagement the compensation committee assesses the independence of FPL. FPL’s most recent engagement with respect to our executive compensation program was during 2018, when it (1) provided certain background information on market practices relating to how development-

focused companies compensate their key executive officers, and (2) assessed the general economic terms of the Profit Plan and otherwise assisted the compensation committee in its formulation of the Profit Plan.

Market Data and Peer Group.

With input from the compensation committee, during 2017 FPL recommended a group of comparable public REITs and real estate management companies that it believed represents an appropriate peer group based on asset focus and size, as well as geographic location to a lesser degree. The resulting peer group selected by the compensation committee consisted of the 14 public real estate companies listed below (the “peer group”), with the 2016 median total capitalization of the peer group companies being approximately $642 million, compared to our 2016 median total capitalization of approximately $559 million (putting the Company in the 44th percentile) at the time:

•  Armada Hoffler Properties, Inc.

•  CatchMark Timber Trust, Inc.

•  CTO Realty Growth, Inc. (f/k/a Consolidated Tomoka-Land Co.)

•  Farmland Partners Inc.

•  Forestar Group Inc.

•  The InterGroup Corporation

•  Maui Land & Pineapple Company, Inc.

• New Home Company, Inc. • One Liberty Properties, Inc. • SoTHERLY Hotels Inc. • Tejon Ranch Co. • UCP, Inc. • UMH Properties, Inc. • Whitestone REIT

FPL used this peer group to prepare its executive compensation study, which compared our NEOs’ base salaries, annual incentive awards, long-term incentive awards and total remuneration to their counterparts in the peer group. The compensation committee used FPL’s report to assess competitive compensation, industry trends and best practices regarding executive compensation, primarily in setting 2018 base salaries of our executive officers, which was not changed during 2020.

Role of Executive Officers.

Our chief executive officer makes recommendations to the compensation committee regarding the base salary, annual incentive award and long-term incentive awards for our chief financial officer, based on his qualitative judgment regarding her individual performance, although the compensation committee makes all final compensation decisions regarding our executive officers. Neither of our executive officers is present when the compensation committee discusses or determines any aspect of their compensation.

Clawback Policy.

The awards under the Profit Plan are subject to a clawback provision that enables the Company to clawback all or a portion of incentive compensation paid under the respective award in the event an executive’s misconduct causes the Company to issue a restatement of its financial statements. The awards also provide that they will be subject to any clawback policy adopted by the Company in accordance with the SEC’s final rules regarding compensation clawbacks mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

Stock Ownership Guidelines.

We require stock accumulation because we believe that it is important for our executive officers to align their interests with the long-term interests of our stockholders. Accordingly, our Board adopted stock ownership guidelines applicable to our executive officers. The guidelines are administered by the compensation committee. Under the guidelines, Mr. Armstrong and Ms. Pickens are expected to maintain ownership of shares of our Common Stock valued at three times and one time, respectively, his or her base salary, determined by reference to the three-year trailing average monthly stock price. Shares of our Common Stock currently owned but not pledged and shares issuable upon the vesting of outstanding time-vested RSUs are counted for purposes of the stock ownership guidelines. Shares pledged under our grandfathered pledge policy, shares issuable under performance-based equity awards and shares owned on behalf of a spouse or children are not counted for purposes of the stock ownership guidelines. Finally, shares held in trust may also be included; however, due to the complexities of the trust laws, the decision to include the shares will be made on a case-by-case basis after reviewing the nature of the specific trust involved and considering whether the executive has maintained a pecuniary interest in the shares. Mr. Armstrong and Ms. Pickens both currently exceed their target ownership levels, as applicable.

Accounting and Tax Considerations.

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation awarded to our executive officers. However, the compensation committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit or value to the executive officer.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to certain named executive officers. The compensation committee does not have a policy requiring executive compensation to qualify as deductible under Section 162(m), and has retained discretion to compensate executive officers in a manner commensurate with performance and the competitive landscape for executive talent.

Compensation Committee Report

The compensation committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and based on such review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the compensation committee on March 26, 2021:

James C. Leslie, Chair

Kate B. Henriksen

James E. Joseph

Michael D. Madden

Executive Compensation Tables

The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended December 31, 2020, 2019 and 2018. Mr. Armstrong and Ms.  Pickens were our only executive officers during such fiscal years.

2020 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total
William H. Armstrong III	2020	$500,000	$700,000	$452,750	$45,233	$1,697,983
Chairman of the Board, President and Chief Executive Officer	2019	500,000	700,000	278,880	69,518	1,548,398
	2018	491,667	850,000	367,200	63,102	1,771,969

Erin D. Pickens	2020	275,000	160,000	72,440	51,678	559,118
Senior Vice President and Chief Financial Officer	2019	275,000	160,000	46,480	72,837	554,317
	2018	270,833	200,000	61,200	65,638	597,671

(1)	Represents RSUs valued on the date of grant at the closing sale price per share of our Common Stock in accordance with ASC Topic 718, disregarding the effect of forfeitures.

(2)

The amounts reported in the “All Other Compensation” column for 2020 reflect, for each named executive officer as applicable, the sum of the incremental cost to the Company of all perquisites and other personal benefits and all other additional compensation required by SEC rules to be separately quantified, including (a) amounts contributed by the Company to the 401(k) plan and (b) the dollar value of life insurance premiums paid by the Company. The perquisites and other personal benefits reported include payments for automobile leases. We provide life insurance to all Company employees.

	Perquisites and Other Personal Benefits	Additional All Other Compensation
Name	Automobile Leases	Plan Contributions	Life Insurance Premiums
Mr. Armstrong	$19,706	$22,800	$2,727
Ms. Pickens	26,651	22,300	2,727

Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	Grant Date Fair Value of Stock Awards
William H. Armstrong III
RSUs	3/19/2020	25,000	$452,750
Erin D. Pickens
RSUs	3/19/2020	4,000	72,440

(1)

Reflects RSUs awarded under our stock incentive plan. The RSUs will ratably convert into shares of our Common Stock over a four-year period, or, if earlier, upon a termination of employment due to death, disability or retirement, or upon a qualifying termination following a change of control of the Company as described in greater detail below under “Potential Payments upon Termination or Change in Control.”

For additional information regarding the compensation paid to our NEOs, see “Compensation Discussion and Analysis” on page 38 of this Proxy Statement.

Outstanding Equity Awards at December 31, 2020

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)
William H. Armstrong III	43,000	$1,096,500
Erin D. Pickens	7,000	178,500

(1)

Unless the award is forfeited or vesting is accelerated because of a termination of employment or change of control as described below under “Potential Payments upon Termination or Change in Control” on page 52 of this Proxy Statement, the RSUs held by the NEOs will vest and be paid out in an equivalent number of shares of our Common Stock as follows:

Name	RSUs	Vesting Date
Mr. Armstrong	9,000	03/15/21
	6,250	03/19/21
	12,250	03/15/22
	9,250	03/15/23
	6,250	03/15/24

Ms. Pickens	1,500	03/15/21
	1,000	03/19/21
	2,000	03/15/22
	1,500	03/15/23
	1,000	03/15/24

(2)	The market value of the awards as reflected in this table was based on the $25.50 closing market price per share of our Common Stock on December 31, 2020.

2020 Option Exercises and Stock Vested

	Stock Awards
Name (1)	Number of Shares Acquired on Vesting (2)	Value Realized on Vesting (3)
William H. Armstrong III	12,000	$285,000
Erin D. Pickens	2,000	47,500

(1)	Neither of our named executive officers hold any stock options nor were any stock options exercised during 2020.

(2)	The number of shares acquired is reported on a gross basis and includes shares withheld to satisfy withholding taxes due in connection with the vesting.

(3)

The value realized is based on the closing sale price on the date of vesting of the RSUs or, if there were no reported sales on such date, on the last preceding date on which any reported sale occurred.

Equity Compensation Plan Information

The following table presents information as of December 31, 2020, regarding our incentive compensation plans under which Common Stock may be issued to employees and non-employees as compensation. All of our outstanding equity compensation plans were previously approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b) (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (2)
Equity compensation plans approved by security holders	76,700	$9.99	133,250
Equity compensation plans not approved by security holders	—	—	—

Total	76,700	$9.99	133,250

(1)

The number of securities to be issued upon the exercise of outstanding options, warrants and rights includes shares issuable upon the vesting of 74,200 RSUs. These awards are not reflected in column (b) as they do not have an exercise price.

(2)

As of December 31, 2020, there were 115,650 shares available for issuance to Stratus employees and non-employee directors under the 2017 Stock Incentive Plan and 15,100 shares remaining available for future issuance to Stratus employees and non-employee directors under the 2013 Stock Incentive Plan, all of which could be issued pursuant to awards of stock options, SARs, restricted stock, RSUs or “other stock-based awards.” In addition, there were 2,500 shares remaining available for future issuance of stock options to our non-employee directors under the 1996 Stock Option Plan for Non-Employee Directors, although the Company’s current practice is to grant RSUs to our non-management directors.

Potential Payments upon Termination or Change in Control

Severance and Change of Control Agreements.

Effective April 1, 2019, we renewed the prior severance and change of control agreements (the “agreements”) with each of Mr. Armstrong and Ms. Pickens. The 2019 agreements entitle each executive to receive additional benefits in the event of the termination of his or her employment under certain circumstances.

Termination without Cause or with Good Reason.

Each agreement provides that if the executive officer’s employment is terminated by the Company without cause or by the executive with good reason, the executive will receive from the Company:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he or she was terminated;

•

a lump-sum cash payment equal to the sum of (a) the executive’s base salary in effect at the time of termination and (b) the average annual bonus awarded to the executive for the three fiscal years immediately preceding the termination date (excluding any payments for long-term incentives); and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date the executive accepts new employment.

Termination after Change of Control as a Result of Death, Disability or Retirement.

Each agreement provides that if, during the three-year period following a change of control, the executive’s employment with the Company or its successor is terminated as a result of death, disability or retirement, the executive or his or her legal representatives will receive from the Company or its successor any accrued but unpaid salary and a pro-rata bonus for the year in which he or she was terminated.

Termination after Change of Control for Cause or Voluntary Termination without Good Reason.

Each agreement provides that if, following a change of control, the executive’s employment with the Company or its successor is terminated for cause (as defined below) or by the executive for other than good reason (as defined below), the executive will receive from the Company or its successor any accrued but unpaid salary.

Termination after Change of Control without Cause or with Good Reason.

Each agreement provides that if, during the three-year period following a change of control, the Company or its successor terminates the executive without cause, or the executive voluntarily terminates his or her employment for good reason, the executive will receive from the Company or its successor:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he or she was terminated;

•

a lump-sum cash payment equal to 2.99 times the sum of (a) the executive’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to the executive for the three fiscal years immediately preceding the termination date (excluding any payments for long-term incentives); and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date the executive accepts new employment.

If any part of the payments or benefits received by the executive in connection with a termination following a change of control constitutes an excess parachute payment under Section 4999 of the Internal Revenue Code, the executive will receive the greater of (1) the amount of such payments and benefits reduced so that none of the amount constitutes an excess parachute payment, net of income taxes, or (2) the amount of such payments and benefits, net of income taxes and net of excise taxes under Section 4999 of the Internal Revenue Code.

As a condition to receipt of these benefits, Mr. Armstrong and Ms. Pickens must retain in confidence all confidential information known to him or her concerning our business. Such obligations continue to apply after a change of control. Notwithstanding the timing of benefits noted above, in the event that Mr. Armstrong or Ms. Pickens are considered to be “specified employees” under Section 409A of the Internal Revenue Code at the time of their termination of employment, they may not receive certain severance benefits until the expiration of a six month period following their respective terminations of employment.

Equity-Based Awards – Impact of Termination of Employment or Change of Control.

Pursuant to the terms of the RSU agreements, upon termination of employment as a result of death, disability or retirement, or, in the discretion of the compensation committee, termination of employment by the Company without cause, the executive officer’s outstanding RSUs will vest. In connection with a change of control, outstanding RSUs will vest only upon the termination of the recipient’s employment by the Company without cause or by the recipient for good reason within two years following the change of control.

Profit Participation Incentive Plan – Impact of Termination of Employment or Change of Control.

Pursuant to the terms of the Profit Plan, except as noted below, upon termination of employment prior to completion of a capital transaction with respect to an approved project or the grant of RSUs in connection with a valuation event, an executive officer will forfeit his or her award relating to the approved project under the Profit Plan. If the termination is by the Company without cause or by the executive officer with good reason, then outstanding unvested awards will not be forfeited, and will remain outstanding and be paid out in accordance with the Profit Plan; provided, that any payment of any total valuation bonus will be made in a lump sum cash payment prior to March 15th of the following year.

The following table quantifies the potential payments to our NEOs that would be due or accelerated under the contracts, arrangements, plans and scenarios discussed above, assuming a December 31, 2020 termination date, and where applicable, using the closing price of our Common Stock of $25.50 (as reported on the NASDAQ on December 31, 2020). The table does not include amounts that may be payable under our 401(k) plan. All amounts below include certain estimates and assumptions that exist as of December 31, 2020, and actual amounts or benefits that could be payable to any NEO upon a termination of employment or a change of control cannot be known with certainty until the actual event occurs.

Potential Payments Upon Termination or Change in Control

Name	Lump Sum Severance Payment	Long-Term Incentives (Unvested) (1)	Health and Life Benefits	Total (2)
William H. Armstrong III
• Death, Disability, or Retirement	N/A	$ 1,096,500	N/A	$ 1,096,500
• Termination without Cause (3)	$1,300,000	1,096,500	$21,845	2,418,345
• Termination with Good Reason	1,300,000	N/A	21,845	1,321,845
• Change of Control	N/A	N/A	N/A	N/A
• Termination after Change of Control (without Cause or with Good Reason)	4,036,500	1,096,500	21,845	5,154,845

Erin D. Pickens
• Death, Disability, or Retirement	N/A	178,500	N/A	178,500
• Termination without Cause (3)	461,667	178,500	21,845	662,012
• Termination with Good Reason	461,667	N/A	21,845	483,512
• Change of Control	N/A	N/A	N/A	N/A
• Termination after Change of Control (without Cause or with Good Reason)	1,420,250	178,500	21,845	1,620,595

(1)

Amounts represent the value of the RSUs that would have vested for each NEO, based on $25.50, the closing price of our Common Stock on December 31, 2020. In addition, under the Profit Plan, upon a termination without Cause or with Good Reason, participation interests will remain outstanding and payout pursuant to the terms of the Profit Plan.

(2)

Pursuant to the terms of the 2019 agreements, the total payments may be subject to reduction if such payments result in the imposition of an excise tax under Section 280G of the Internal Revenue Code, but for purposes of this table we have not reflected any modifications that could occur as a result of Section 280G of the Internal Revenue Code.

(3)	Vesting of the RSUs upon a termination without cause is at the discretion of the compensation committee. We have assumed for purposes of the table that the compensation committee would vest the RSUs.

Definition of Cause.

For purposes of the agreements, “cause” generally means:

•	the executive’s failure to perform his or her duties with the Company or its successor following written demand;

•	the executive’s engagement in conduct that is injurious to the Company or its successor; or

•	the final conviction of the executive of a felony or the entering by the executive of a guilty plea or a plea of no contest to a felony.

For purposes of the RSU agreements, “cause” generally means:

•	the executive’s commission of an illegal act (other than traffic violations or misdemeanors punishable solely by the payment of a fine);

•	the executive’s engagement in dishonest or unethical conduct;

•	the executive’s commission of any fraud, theft, embezzlement, or misappropriation of funds;

•	the executive’s failure to carry out a directive of his or her superior; or

•	the breach by the executive of the terms of his or her engagement.

Definition of Change of Control.

For purposes of the agreements and the RSU agreements, a qualifying “change of control” will generally have occurred upon:

•	the acquisition by any person of beneficial ownership of 30% or more of the Company’s outstanding Common Stock;

•

our incumbent Board and individuals whose election or nomination to serve on our Board was approved by a majority of our Board and not related to a proxy contest ceasing for any reason to constitute at least a majority of our Board;

•	the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company; or

•	approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Definition of Good Reason.

For purposes of the agreements, “good reason” generally means:

•

any failure of the Company or its successor to provide the executive with the position, duties and responsibilities at least commensurate with the most significant of those held, exercised and assigned prior to the change of control;

•	the assignment to the executive of any duties inconsistent with such executive’s position, duties or responsibilities;

•	the failure of the Company or its successor to comply with the executive’s 2019 agreement; or

•	the Company or its successor requiring the executive to be based at any office or location 35 miles or greater from the location at which such executive was based prior to the change of control.

Proposal No. 2: Advisory Vote on the Compensation of Our Named Executive Officers

The Dodd-Frank Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. This vote (commonly referred to as a “say-on-pay” vote) is advisory, which means that it is not binding on the Company, the board of directors or the compensation committee of the board of directors. However, our Board and the compensation committee value the opinion of our stockholders and will consider the outcome of the vote when evaluating our executive compensation program. The vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our NEOs and our compensation philosophy and practices as disclosed under the “Executive Officer Compensation” section of this Proxy Statement. This disclosure includes the compensation tables and narrative discussion following the compensation tables.

At last year’s annual meeting, we provided our stockholders with the opportunity to cast a non-binding advisory vote regarding the compensation of our NEOs, and our stockholders approved the “say-on-pay” proposal, with approximately 97% of the shares present and entitled to vote voting for the proposal. This year we are again asking our stockholders to vote on the following resolution:

RESOLVED, That the stockholders of Stratus Properties Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that our executive compensation practices are important to our stockholders. Our core executive compensation philosophy continues to be based on pay for performance, and we believe that our executive compensation program is strongly aligned with the long-term interests of our stockholders, as more fully discussed in “Executive Officer Compensation—Compensation Discussion and Analysis.”

In considering how to vote on this proposal, we encourage you to review the relevant disclosures in this Proxy Statement, especially the Compensation Discussion and Analysis, which contains detailed information about our executive compensation program and changes we have made over the last few years.

Although this advisory vote is not binding, our Board and the compensation committee value the opinion of our stockholders and will consider the outcome of the vote when evaluating our executive compensation program. Following the recommendation of our stockholders at our 2019 annual meeting, we will hold a say-on-pay vote at each annual meeting until the next required vote of our shareholders regarding the frequency of say-on-pay. As such, it is expected that the next say-on-pay vote will occur at our 2022 annual meeting.

Vote Required to Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote. For more information on the voting requirements, see “Information about the 2021 Annual Meeting.”

Recommendation of the Board of Directors

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Audit Committee Report

The audit committee is currently composed of five directors, Michael D. Madden, Chair, James E. Joseph, James C. Leslie, Charles W. Porter and Neville L. Rhone, Jr., all of whom are independent, as defined by SEC rules and in the NASDAQ listing standards. In addition, the Board has determined that each of Messrs. Joseph, Leslie, Madden, Porter and Rhone qualifies as an “audit committee financial expert,” as such term is defined in the SEC rules. We operate under a written charter approved by us and adopted by the Board. Our primary function is to assist the Board in fulfilling its oversight responsibilities relating to (1) the effectiveness of the Company’s internal control over financial reporting; (2) the integrity of the Company’s financial statements; (3) the Company’s compliance with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent registered public accounting firm; (5) the performance of the Company’s independent registered public accounting firm and internal audit firm; and (6) the review and approval or ratification of any transaction that would require disclosure under Item 404 of Regulation S-K of the Exchange Act.

We oversee the Company’s financial reporting process on behalf of the Board. Our responsibility is to monitor this process, but we are not responsible for developing and consistently applying the Company’s accounting principles and practices, preparing and maintaining the integrity of the Company’s financial statements and maintaining an appropriate system of internal controls, nor are we responsible for auditing the Company’s financial statements and the effectiveness of internal control over financial reporting, or reviewing the Company’s unaudited interim financial statements. Those are the responsibilities of management and the Company’s independent registered public accounting firm, respectively.

During 2020, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. We reviewed and discussed with management, Holtzman Partners, LLP, the Company’s internal audit firm, and BKM, the Company’s independent registered public accounting firm, management’s report on internal control over financial reporting as of December 31, 2020, which is included in our 2020 annual report.

Appointment of Independent Registered Public Accounting Firm; Financial Statement Review

In March 2020, in accordance with our charter, we appointed BKM as the Company’s independent registered public accounting firm for 2020. We have reviewed and discussed the Company’s audited financial statements for 2020 with management and BKM. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and BKM provided an opinion to the same effect.

We have received from BKM the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with BKM their independence. We have also discussed with BKM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, we have discussed with BKM the overall scope and plans for their audit, and have met with them and management to discuss the results of their examination including the critical audit matters addressed during the audit, their understanding and evaluation of the Company’s internal controls as they considered necessary to support their opinion on the financial statements for the year 2020, and various factors affecting the overall quality of accounting principles applied in the Company’s financial reporting. BKM also met with us without management being present to discuss these matters.

In reliance on these reviews and discussions, we recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in the Company’s Annual Report on Form 10-K for filing with the SEC.

Internal Audit

We also review the Company’s internal audit function, including the selection and compensation of the Company’s internal auditor. In March 2020, in accordance with our charter, our committee appointed Holtzman Partners, LLP as the Company’s internal auditor for 2020.

Submitted by the audit committee on March 26, 2021

Michael D. Madden, Chair

James E. Joseph

James C. Leslie

Charles W. Porter

Neville L. Rhone, Jr.

Independent Registered Public Accounting Firm

Fees and Related Disclosures for Accounting Services

The following table discloses the aggregate fees billed for professional services rendered by BKM in 2020 and 2019:

	2020	2019
Audit Fees (1)	$340,000	$360,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	35,000	—

(1)

Audit Fees were primarily for professional services rendered to comply with all statutory and financial audit requirements for the Company and its subsidiaries and affiliates and certain services related to consultations with the Company’s management as to the accounting or disclosure treatment of transactions or events and the impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies. Audit Fees include $85,000 in each of 2020 and 2019 for separate audits of Stratus Block 21, L.L.C., Block 21 Service Company LLC, and Santal, L.L.C., each a subsidiary of the Company.

(2)	All Other Fees were primarily for consultation regarding the accounting and financial reporting for a potential REIT conversion process.

The audit committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures

The audit committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. In accordance with that policy, the committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to specified cost levels. Any service that is not included in the approved list of services must be separately pre-approved by the audit committee. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically pre-approved by the audit committee; however, any proposed service that has an anticipated or additional cost of no more than $15,000 may be pre-approved by the chair of the audit committee, provided that the total anticipated costs of all such projects pre-approved by the chair during any fiscal quarter does not exceed $30,000.

At each regularly scheduled audit committee meeting, management updates the committee on the scope and anticipated cost of (1) any service pre-approved by the chair since the last meeting of the committee and (2) the projected fees for each service or group of services being provided by our independent registered public accounting firm. Since the May 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent registered public accounting firm has been approved in advance by the audit committee. During 2020, none of those services required use of the de minimis exception to pre-approval contained in the SEC’s rules.

Proposal No. 3: Ratification, on an Advisory Basis, of the Appointment of Our Independent Registered Public Accounting Firm

In March 2021, in accordance with our charter, we appointed BKM as the Company’s independent registered public accounting firm for 2021. Our Board and the audit committee seek stockholder ratification of the audit committee’s appointment of BKM as our independent registered public accounting firm to audit our and our subsidiaries’ financial statements for the year 2021. If our stockholders do not ratify the appointment of BKM, the audit committee will reconsider this appointment. Representatives of BKM are expected to be present at the meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

Vote Required to Ratify, on an Advisory Basis, the Appointment of our Independent Registered Public Accounting Firm

Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Information about the 2021 Annual Meeting” on page 6 of this Proxy Statement.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION, ON AN ADVISORY BASIS, OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Proposal No. 4: Ratification of the Rights Agreement

Background to the Proposal

On September 22, 2020, the Board adopted the Rights Agreement, as amended, by and between the Company and Computershare Inc., as rights agent (the “Rights Agreement”) and declared a dividend of one right (a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on October 2, 2020 (the “Rights Record Date”). On March 12, 2021, following a new decision of the Delaware Chancery Court in The Williams Companies Stockholder Litigation, the Company and Computershare Inc., as rights agent, entered into an Amendment to the Rights Agreement to remove references to the defined concept of “acting in concert” from the Rights Agreement.

The Company adopted the Rights Agreement in connection with its previously announced initiation of an in-depth exploration of a conversion of the Company from a C-corporation to a REIT. The Company’s Board has not yet determined whether it will recommend that the Company convert to a REIT. If the Board decides to recommend the conversion, the conversion will be submitted to stockholders for approval. The Company’s potential status as a REIT (its “REIT Status”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) may be adversely impacted by concentrated ownership of its Common Stock. Therefore, the Board approved, and the Company entered into, the Rights Agreement in an effort to protect stockholder value by attempting to provide for the preservation of the Company’s potential REIT Status by limiting, subject to certain exceptions as set forth in the Rights Agreement, a person’s or group’s ability to own Common Stock in excess of the Ownership Threshold (as defined below), which ownership or deemed ownership in excess of the Ownership Threshold may threaten the Company’s potential REIT Status. In order to qualify as a REIT, among other requirements, not more than 50% of a company’s shares may be beneficially owned by five or fewer individuals. The Rights Agreement is not intended to deter offers that are fair and otherwise in the best interests of the Company’s stockholders.

Although stockholder ratification of the Rights Agreement is not required, the Board is asking stockholders to ratify the Rights Agreement as part of the Board’s commitment to good corporate governance and to ensure that stockholders have an opportunity to voice their feedback on this important matter.

As described below, the Rights Agreement provides for an expiration date on the earliest to occur of (a) the close of business on September 22, 2023 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) upon the closing of certain merger or other acquisition transactions involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person, which is defined as a person or group that, together with its affiliates and associates, beneficially owns 9.8% or more of the Common Stock, as calculated in accordance with the Rights Agreement (the “Ownership Threshold”) (with certain exceptions, including those described below), (d) the time at which the Company’s conversion to a REIT under the Code becomes effective, and (e) the close of business on December 31, 2021 unless stockholder approval of the Rights Agreement has been obtained on or prior to such time (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”). If stockholders do not ratify the Rights Agreement, the Board will take the vote into consideration in determining whether to terminate the plan prior to its scheduled expiry but reserves the right to maintain the Rights Agreement if the Board determines that the Rights Agreement in its current form continues to be in the best interests of the Company and its stockholders.

Although the Rights Agreement proposal is non-binding, the Board will carefully consider the stockholders’ vote as expressed at the 2021 Annual Meeting. The vote on the Rights Agreement proposal will inform the Board’s independent decision in the exercise of its fiduciary duties as to whether it is advisable and in the best interests of the Company and its stockholders to maintain the Rights Agreement. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Rights Agreement, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated or amended. If the Board terminates the Rights Agreement, the Board may decide in the future that its fiduciary duties require it to enter into a stockholder rights agreement.

Description of the Rights Agreement

The following description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached as Annex B hereto and is incorporated herein by reference.

The Rights. The Rights will attach to shares of Common Stock outstanding as of the Rights Record Date and any shares of Common Stock that become outstanding after the Rights Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time, and in certain other circumstances described in the Rights Agreement.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Agreement by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from the Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns the Ownership Threshold or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person); or

•

the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of or first public announcement of intent to commence a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•

any person or group, together with its affiliates and associates, whose beneficial ownership of the Ownership Threshold or more of the outstanding shares of Common Stock will not, as determined by the Board in its sole discretion, adversely impact, jeopardize or endanger the potential availability to the Company of its REIT Status; or

•

any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, beneficially owns the Ownership Threshold or more of the outstanding shares of Common Stock, so long as such person or group continues to beneficially own at least the Ownership Threshold of the outstanding shares of Common Stock, and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of (a) the Ownership Threshold and (b) the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Rights Agreement plus one share of Common Stock.

In addition, the Rights Agreement provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Expiration Time. The Rights will expire on the earliest to occur of (a) the Final Expiration Time, (b) the time at which the Rights are redeemed or exchanged by the Company, (c) upon the closing of certain merger or other acquisition transactions involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person, (d) the time at which the Company’s conversion to a REIT under the Code becomes effective, and (e) the close of business on December 31, 2021, unless stockholder approval of the Rights Agreement has been obtained on or prior to such time.

Flip-In Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-In Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $150.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $300.00 worth of Common Stock for $150.00. Assuming that Common Stock had a per share value of $22.00 at that time, the holder of each valid Right would be entitled to purchase 13.64 shares of Common Stock for $11.00 per share.

Flip-Over Event. In the event that, at any time following the Stock Acquisition Date, directly or indirectly, any of the following occurs (each, a “Flip-Over Event”):

•

the Company consolidates with, or merges with and into, any other entity (other than a direct or indirect, wholly-owned subsidiary of the Company), and the Company is not the continuing or surviving entity;

•

any entity (other than a direct or indirect, wholly-owned subsidiary of the Company) engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are converted into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, Common Stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Stock Provisions. Each share of Series D Participating Cumulative Preferred Stock, par value $0.01 per share (“Preferred Stock”), if issued: will not be redeemable, will entitle the holder thereof to quarterly dividend payments equal to the greater of $100 per share and 100 times the amount of all cash dividends plus 100 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $100 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 100 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 100 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. The Company shall not be required to issue fractional shares of Preferred Stock and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) the tenth day following the Stock Acquisition Date or (ii) Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price for each Right so held.

At any time after any person or group becomes an Acquiring Person and prior to the time that any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of the Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of two shares of Common Stock, or two one-hundredths of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Amendment of the Rights Agreement. The Company and the rights agent may from time to time amend or supplement the Rights Agreement without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or any transferee of any Acquiring Person or any such affiliate or associate thereof).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for Common Stock of an acquiring company or in the event of the redemption of the Rights as described above.

Vote Required to Ratify the Rights Agreement

Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Information about the 2021 Annual Meeting” on page 6 of this Proxy Statement.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE RIGHTS AGREEMENT.

Proposal No. 5: Stockholder Proposal

Oasis has advised the Company that it intends to submit the Stockholder Proposal for consideration at the 2021 Annual Meeting. The Stockholder Proposal is included in this Proxy Statement exactly as submitted to us by Oasis:

“RESOLVED, that the stockholders of Stratus Properties Inc. (the “Corporation”) request that the Board of Directors of the Corporation (the “Board”) increase the size of the Board by one director and appoint Laurie L. Dotter to fill the newly-created vacancy.”

Vote Required to Approve the Stockholder Proposal

Approval of this proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Information about the 2021 Annual Meeting” on page 6 of this Proxy Statement.

Recommendation of the Board of Directors

The Board believes that the Stockholder Proposal is in the best interests of the Company and its stockholders. In accordance with its fiduciary duties to stockholders, with the assistance of outside advisors, the Board carefully reviewed and considered the background of Ms. Dotter, and the nominating and corporate governance committee interviewed Ms. Dotter on January 18, 2021. The Board determined that Ms. Dotter is well-qualified to serve as a director of the Company and believes that her addition to the Board would further increase the diversity of the Board. While the Stockholder Proposal is technically non-binding, the Board hereby commits to increasing the size of the Board and appointing Ms. Dotter as a director to fill the newly created vacancy if the stockholders approve the Stockholder Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE STOCKHOLDER PROPOSAL.

Certain Transactions

Our corporate governance guidelines provide that any transaction that would require disclosure under Item 404 of Regulation S-K of the rules and regulations of the SEC must be reviewed and approved, or ratified, annually by the audit committee. Any such related party transaction will only be approved or ratified if the audit committee determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest that would be detrimental to the Company. Below is a description of such transactions entered into or that remain in effect since January 1, 2019, each of which has been reviewed and approved or ratified by the audit committee.

MHLLC Stock Purchase Agreement and LCHM Holdings Assignment and Assumption Agreement

On March 15, 2012, we entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Moffett Holdings, L.L.C. (“MHLLC”) pursuant to which we sold to MHLLC 625,000 shares of our Common Stock, which represented approximately 7.7% of our then-outstanding Common Stock, for an aggregate purchase price of $5.0 million, or $8.00 per share. In connection with the issuance and sale of such shares of our Common Stock, we entered into an Investor Rights Agreement with MHLLC, dated March 15, 2012 (the “Investor Rights Agreement”), pursuant to which, among other things, the size of our Board was increased from four to five members and MHLLC was granted the right to designate one individual to serve on our Board as long as MHLLC and its affiliates beneficially own at least 5.0% of the issued and outstanding shares of our Common Stock. On March 15, 2012, Charles W. Porter was appointed to our Board as a Class III director as the designated director of MHLLC pursuant to the Investor Rights Agreement. Mr. Porter was subsequently elected as a Class III director at our 2013 Annual Meeting, at our 2016 Annual Meeting and, most recently, at our 2019 Annual Meeting. Effective March 12, 2020, the Board reclassified Mr. Porter as a Class II director to fill the vacancy resulting from Mr. Schweitzer’s death. Effective December 17, 2020, the Board reclassified Mr. Porter as a Class III director to fill the vacancy resulting from Ms. Benson’s resignation. Mr. Porter will serve as a Class III director until the 2022 annual meeting of stockholders, or until his successor is elected and qualified or his earlier death, resignation, removal or retirement.

On March 3, 2014, MHLLC redeemed and purchased the membership interest in MHLLC held by LCHM Holdings. In connection with such redemption, (1) LCHM Holdings received the 625,000 shares of our Common Stock held by MHLLC and (2) MHLLC and LCHM Holdings entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) pursuant to which MHLLC assigned to LCHM Holdings its rights and obligations under the Investor Rights Agreement. We joined the Assignment and Assumption Agreement for the purpose of consenting to such transactions. Charles W. Porter continues to serve as the designated director of LCHM Holdings pursuant to the Investor Rights Agreement. As of March 22, 2021, LCHM Holdings owned approximately 7.6% of our outstanding Common Stock.

Also under the Investor Rights Agreement, LCHM Holdings and its affiliates are limited or prohibited from, among other things, (1) acquiring an additional amount of our securities if the acquisition would result in LCHM Holdings and its affiliates having beneficial ownership of more than 24.9% of the outstanding shares of our Common Stock; (2) commencing any tender offer or exchange for any of our securities; (3) making or proposing a merger or acquisition involving the Company; (4) calling a meeting or initiating any stockholder proposal; (5) soliciting proxies; or (6) forming, joining, or in any way participating in or entering into agreements with a “group” (as defined in Section 13(d)(3) of the Exchange Act) with regard to the Company. These restrictions will terminate upon the last to occur of (1) the first date on which no director designated by LCHM Holdings has served on our Board for the preceding six months and (2) the date that LCHM Holdings and its affiliates beneficially own less than 5.0% of the issued and outstanding shares of our Common Stock.

The Saint Mary, L.P. Private Placement

On June 19, 2018, The Saint Mary, L.P., a Texas limited partnership and a subsidiary of the Company, completed a series of financing transactions to develop The Saint Mary, a 240-unit luxury, garden-style apartment project in the Circle C community in Austin, Texas. Among the financing transactions, The Saint Mary, L.P. issued, in a private placement exempt from registration under federal and state securities laws, Class B limited partnership interests to a limited number of investors (the “Saint Mary Class B limited partners”), for $8.0 million, resulting in the Saint Mary Class B limited partners owning an aggregate 49.1% equity interest in The Saint Mary, L.P. Among the participants in the Saint Mary Offering, LCHM Holdings, a related party as a result of its greater than 5% beneficial ownership of our Common Stock, purchased Saint Mary Class B limited partnership interests representing a 6.1% equity interest in The Saint Mary, L.P. for $1.0 million. Mr. Porter, the designated director of LCHM Holdings, has not received any personal benefit from LCHM Holdings’ participation in this transaction.

Stratus Kingwood Place, L.P. Private Placement

On August 3, 2018, Stratus Kingwood Place, L.P., a Texas limited partnership and a subsidiary of Stratus (the “Kingwood, L.P.”), completed a series of financing transactions to purchase a 54-acre tract of land located in Kingwood, Texas for the development of Kingwood Place, a new HEB-anchored mixed-use development project. Among the financing transactions, Kingwood, L.P. issued, in a private placement exempt from registration under federal and state securities laws, Class B limited partnership interests to a limited number of investors, for $10.7 million (the “Kingwood Offering”), representing approximately 70% of the projected partnership equity. Among the participants in the Kingwood Offering, LCHM Holdings, a related party as a result of its greater than 5% beneficial ownership of our Common Stock, purchased Kingwood Class B limited partnership interests representing an 8.8% equity interest in Kingwood, L.P. for $1.0 million. Mr. Porter, the designated director of LCHM Holdings, has not received any personal benefit from LCHM Holdings’ participation in this transaction.

Austin Retail Partners Consulting Agreement

We previously entered into a consulting agreement with Austin Retail Partners, LLC (“ARP”), an independent contractor, for the provision of general consulting services related to the entitlement and development of properties. Effective September 1, 2018, Mr. Armstrong’s son, William H. (“Buck”) Armstrong IV, became a consultant of ARP and provides consulting services to us as an agent of ARP. Effective September 1, 2018, we amended our consulting agreement with ARP to provide that we will reimburse ARP for all out-of-pocket fees and expenses paid by ARP in connection with Buck’s consulting arrangement with ARP. Under Buck’s consulting arrangement with ARP, Buck is entitled to payment of a monthly consulting fee and discretionary bonuses, as well as reimbursement of healthcare insurance premiums, vehicle mileage and expenses associated with obtaining a real estate license. Buck Armstrong received total cash compensation of approximately $111,000 in 2019 and $120,500 in 2020. In addition, during 2019, we granted Buck an award under our Profit Plan in one approved development project.

Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors and director nominees and our executive officers are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and our executive officers who may be deemed to be Participants in the solicitation, please see “Proposal 1—Election of Directors” on page 30 of this Proxy Statement, “Stock Ownership of Directors, Director Nominees and Executive Officers” on page 35 of this Proxy Statement and Annex A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Appraisal Rights

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

2022 Stockholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, you must comply with the requirements of the SEC and deliver it in writing to: Corporate Secretary, Stratus Properties Inc., 212 Lavaca Street, Suite 300, Austin, Texas 78701 by December 10, 2021.

If you want to present a proposal at the next annual meeting but do not wish to have it included in our proxy statement, you must submit it in writing to our corporate secretary, at the above address, by February 4, 2022, in accordance with the specific procedural requirements in our By-Laws. If the date of next year’s annual meeting is moved to a date more than 30 days before or 90 days after the anniversary of this year’s annual meeting, the nomination must be received no later than 90 days prior to the date of the 2022 annual meeting or 10 days following the public announcement of the date of the 2022 annual meeting. Failure to comply with the procedures and deadlines in our By-Laws may preclude the presentation of your proposal at our 2022 Annual Meeting.

If you would like a copy of the requirements or procedures described above, please contact our corporate secretary as provided above, or access our By-Laws on our website at stratusproperties.com under Investors–Corporate Governance.

ANNEX A

Additional Information regarding Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors and director nominees and our executive officers are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. The following sets forth certain information about the persons who are Participants.

Directors and Nominees

For information on the names, ages and principal occupations of the directors and director nominees of the Company who are Participants, please see “Proposal 1—Election of Directors” on page 30 of this Proxy Statement, “Stock Ownership of Directors, Director Nominees and Executive Officers” on page 35 of this Proxy Statement. Other than as set forth in this Annex A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Stratus Properties Inc., 212 Lavaca Street, Suite 300, Austin, Texas 78701.

Officers and Employees

The following table sets forth the name and principal occupation of the Company’s executive officers who are Participants. The principal occupation refers to such person’s position with the Company.

Participants	Role	Business Address
William H. Armstrong III	Chairman of the Board, President and Chief Executive Officer	Stratus Properties Inc. 212 Lavaca Street, Suite 300, Austin, Texas 78701
Erin D. Pickens	Senior Vice President and Chief Financial Officer

Information Regarding Ownership of the Company’s Securities by Participants

For the number of the Company’s securities beneficially owned by directors and executive officers as of March 22, 2021, please see “Stock Ownership of Directors, Director Nominees and Executive Officers” on page 35 of this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the past two years. Except as otherwise disclosed in this Proxy Statement, no part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Securities	Acquisition (A) or Disposition (D)	Transaction Description
William H. Armstrong III	03/19/2021	2,205	D	7
	03/15/2021	2,193	D	7
	03/11/2021	17,991	A	3
	02/11/2021	18,750	A	4
	03/27/2020	255	A	1
	03/19/2020	25,000	A	4
	03/20/2020	724	A	1
	03/20/2020	287	A	1
	03/15/2020	2,976	D	7
	08/01/2019	9,000	A	3
	08/01/2019	3,542	D	7
	07/11/2019	1,181	D	7
	03/15/2019	3,329	D	7
	03/12/2019	12,000	A	4
Kate B. Henriksen	01/27/2021	1,000	A	5
James E. Joseph	09/01/2020	2,200	A	4
	09/01/2019	1,700	A	4
James C. Leslie	09/04/2020	2,000	A	1
	09/01/2020	2,200	A	4
	09/01/2019	1,700	A	4
Michael D. Madden	09/01/2020	2,200	A	4
	08/10/2020	2,500	A	6
	09/01/2019	1,700	A	4
	08/13/2019	2,500	A	6
Erin D. Pickens	03/19/2021	244	D	7
	03/15/2021	366	D	7
	03/11/2021	4,498	A	3
	02/11/2021	3,000	A	4
	03/19/2020	4,000	A	4
	03/15/2020	596	D	7
	08/01/2019	1,500	A	3
	08/01/2019	366	D	7
	07/11/2019	122	D	7
	03/15/2019	817	D	7
	03/12/2019	2,000	A	4
Charles W. Porter	09/01/2020	2,200	A	4
	09/01/2019	1,700	A	4
Neville L. Rhone Jr.	12/17/2020	1,200	A	5

Transaction Descriptions Key:

1	Open Market or Private Purchase of Common Stock

2	Open Market or Private Sale of Common Stock

3	Grant of RSUs

4	Annual Grant of RSUs

5	Grant of RSUs to New Director

6	Option Exercise

7	Shares Withheld for Payment of Tax Liability Incident to Vesting of RSUs

Other Proceedings

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any parent or subsidiary of the Company; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2021 Annual Meeting other than an interest, if any, as a stockholder of the Company, or, with respect to a director nominee, as a nominee for director; or (3) has purchased or sold any securities of the Company within the past two years. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Company, the Participants or any associates of the Participants have or will have (1) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (2) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

ANNEX B

STOCKHOLDER RIGHTS AGREEMENT

dated as of September 22, 2020

by and between

Stratus Properties Inc.,

as the Company

and

Computershare Inc.,

as Rights Agent

Section 31.	Tax Compliance and Withholding	B-41

Section 32.	Severability	B-41

Section 33.	Governing Law; Submission to Jurisdiction	B-41

Section 34.	Counterparts	B-42

Section 35.	Descriptive Headings; Interpretation	B-42

Section 36.	Force Majeure	B-42

Exhibit A        -         Form of Certificate of Designation

Exhibit B        -         Summary of Rights to Purchase Preferred Stock

Exhibit C        -         Form of Rights Certificate

STOCKHOLDER RIGHTS AGREEMENT

This STOCKHOLDER RIGHTS AGREEMENT, dated as of September 22, 2020 (this “Agreement”), by and between Stratus Properties Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on September 22, 2020 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on October 2, 2020 (the “Record Date”), each Right initially representing the right to purchase one one-hundredth (subject to adjustment) of one share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock that will become outstanding between the Record Date and the earlier of the Distribution Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); provided, however, the Rights may be issued with respect to shares of Common Stock that will become outstanding after the Distribution Time and prior to the Expiration Time in accordance with Section 22;

WHEREAS, the Company has previously announced the initiation of an in-depth exploration of a conversion from a C-Corporation to a “real estate investment trust” (“REIT”), as defined in Sections 856-860 of the Internal Revenue Code of 1986, as amended (the “Code”), and it intends to preserve the ability to convert to a REIT including protecting its potential REIT Status (as hereinafter defined) even though the Company has not yet definitively determined if it will be able to convert to a REIT;

WHEREAS, if through concentrated ownership of its outstanding stock the Company experiences an event that might (including with the passage of time, the actions of others or both) adversely impact its ability to qualify as and be taxed as a REIT, then its intended favorable federal and state income tax treatment as a REIT (its “REIT Status”) could be substantially penalized, limited or lost altogether; and

WHEREAS, the Company views its potential REIT Status as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s potential REIT Status on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)    “Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding, but shall exclude (x) the Exempt Persons and (y) any Grandfathered Persons. Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i)    as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related

Persons, to 9.8% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 9.8% or more of the shares of Common Stock then outstanding;

(ii)    if (A) the Board determines that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person,” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii)    solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 9.8% or more of the shares of Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;

(iv)    by means of share purchases or issuances (including debt to equity exchanges) directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 9.8% or more of the shares of Common Stock then outstanding; or

(v)    if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.

(b)    A Person shall be deemed to be “Acting in Concert” with another Person if such first-mentioned Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (A) each Person is conscious of the other Person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor supports a determination by the Board that such Persons intended to act in concert or in parallel, which such additional factors may include exchanging information, attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall be deemed to be Acting in Concert with any third Person who is Acting in Concert with such other Person.

(c)    “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(d)    “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations.

(e)    “Agreement” shall have the meaning set forth in the Preamble.

(f)    “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations.

(g)    A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):

(i)    that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations;

(ii)    that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights or (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person;

(iii)    that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any Related Person of such Person) (A) is Acting in Concert or (B) has any agreement, arrangement, or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement, or understanding (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iv)    that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares (as hereinafter defined) with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including such Counterparty’s Related Persons) under a Derivatives Contract shall, for purposes of this clause (iv) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate;

provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement; provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).

(h)    “Board” shall have the meaning set forth in the Preamble.

(i)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(j)    “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(k)    “Certificate of Designation” shall have the meaning set forth in Section 1(l).

(l)    “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company filed with the Office of the Secretary of State of the State of Delaware on

May 27, 1992, as amended, together with the Certificate of Designation (the “Certificate of Designation”) of the Preferred Stock of the Company filed by the Company with the Office of the Secretary of State of the State of Delaware in the form attached hereto as Exhibit A on September 22, 2020 as the same may hereafter be amended or restated.

(m)    “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(n)    “Closing Price” shall mean in respect of any security for any day shall mean the last sale price, regular way, reported at or prior to 4:00 P.M., New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M., New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or the NYSE or, if the security is not listed or admitted to trading on NASDAQ or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M., New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M., New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.

(o)    “Code” shall have the meaning set forth in the Preamble.

(p)    “Common Stock” shall mean (i) when used with reference to the Company, the common stock, par value $0.01 per share, of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(q)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(r)    “Company” shall have the meaning set forth in the Preamble.

(s)    “Counterparty” shall have the meaning set forth in Section 1(v).

(t)    “Current Market Price” shall have the meaning set forth in Section 11(d).

(u)    “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(v)    “Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

(w)    “Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if the tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by the Board prior to such time any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than any Exempt Person) of, or of the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 9.8% or more of the outstanding shares of Common Stock.

(x)    “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

(y)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(z)    “Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act as in effect on the date of this Agreement.

(aa)    “Exchange Ratio” shall have the meaning set forth in Section 24(a).

(bb)    “Exempt Ownership Percentage” shall have the meaning set forth in Section 1(ll).

(cc)    “Exempt Person” shall mean (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including any fiduciary capacity); (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; or (iv) any other Person whose Beneficial Ownership (together with all Related Persons of such Person) of 9.8% or more of the shares of Common Stock then outstanding (or, in the case of a Grandfathered Person, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board in its sole discretion, adversely impact, jeopardize or endanger the potential availability to the Company of REIT Status; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this subclause (iv) will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Related Persons of such Person) in connection with the Company’s determination of its REIT Status.

(dd)     “Exercise Price” shall have the meaning set forth in Section 4(a).

(ee)    “Expiration Time” shall have the meaning set forth in Section 7(a).

(ff)    “Final Expiration Time” shall have the meaning set forth in Section 7(a).

(gg)    “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii).

(hh)    “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

(ii)    “Flip-Over Event” shall have the meaning set forth in Section 13(a).

(jj)    “Flip-Over Party” shall have the meaning set forth in Section 13(b).

(kk)    “Flip-Over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-Over Party.

(ll)    “Grandfathered Person” shall mean (x) any Person which, together with all of its Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of 9.8% or more of the shares of Common Stock then outstanding as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 9.8% of the shares of Common Stock then outstanding; or (ii) such Person increases its Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) 9.8% of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock (“Exempt Ownership Percentage”). The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument underlying such Beneficial Ownership into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument (e.g., as would be the case for options to purchase shares of Common Stock, in which case the shares of Common Stock purchased upon the exercise of such options would be grandfathered)). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

(mm)    “NASDAQ” shall mean the NASDAQ Stock Market.

(nn)    “Notional Common Shares” shall have the meaning set forth in Section 1(v).

(oo)    “NYSE” shall mean the New York Stock Exchange.

(pp)    “Original Rights” shall have the meaning set forth in Section 1(g)(ii).

(qq)    “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, joint venture, association, unincorporated organization, trust or other legal entity, including (i) any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) promulgated thereunder and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(rr)    “Preferred Stock” shall mean the Series D Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

(ss)    “Receiving Party” shall have the meaning set forth in Section 1(v).

(tt)    “Record Date” shall have the meaning set forth in the Preamble.

(uu)    “Redemption Period” shall have the meaning set forth in Section 23(a).

(vv)    “Redemption Price” shall have the meaning set forth in Section 23(a).

(ww)    “REIT” shall have the meaning set forth in the Preamble.

(xx)    “REIT Status” shall have the meaning set forth in the Preamble.

(yy)    “Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.

(zz)    “Right” shall have the meaning set forth in the Preamble.

(aaa)    “Rights Agent” shall have the meaning set forth in the Preamble.

(bbb)    “Rights Certificate” shall have the meaning set forth in Section 3(b).

(ccc)    “Rights Dividend Declaration Date” shall have the meaning set forth in the Preamble.

(ddd)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(eee)    “Spread” shall have the meaning set forth in Section 11(a)(iii).

(fff)    “Stock Acquisition Date” shall mean the first date of public announcement (including the filing of any report which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(ggg)    “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (or such agreement as then in effect or as contemplated to be in effect following such Stockholder Approval).

(hhh)    “Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(iii)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(jjj)    “Summary of Rights” shall have the meaning set forth in Section 3(c).

(kkk)    “Trading Day” shall mean, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; and (ii) if such security is not so listed or admitted, a Business Day.

(lll)    “Triggering Event” shall mean a Flip-In Event or a Flip-Over Event.

(mmm)    “Trust” shall have the meaning set forth in Section 24(a).

(nnn)    “Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, provided, however, that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3.    Issuance of Rights Certificates.

(a)    Until the earlier of the Distribution Time and the Expiration Time, (x) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (y) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (z) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by the Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.

(b)    The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if its transfer agent is not the Rights Agent) to give the Rights Agent a list of stockholders of record together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such record holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit C (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-In Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(c)    The Company shall make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit B (the “Summary of Rights”), to any record holder of Rights who may so request from time to time prior to the Expiration Time.

(d)    Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in the Stockholder Rights Agreement, dated as of September 22, 2020 (as the same may be amended from time to time, the “Rights Agreement”), by and between Stratus Properties Inc., a Delaware corporation (the “Company”), and Computershare Inc., the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, the Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor.

Under certain circumstances set forth in the Rights Agreement, any Rights that are Beneficially Owned by any Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement) or certain transferees of an Acquiring Person or of any such Related Person will become null and void and will no longer be transferable.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares of Common Stock, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

(e)    Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 4.    Form of Rights Certificates.

(a)    The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit C and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-hundredth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b)    Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were Beneficially Owned by an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement, dated as of September 22, 2020 (as the same may be amended from time to time, the “Rights Agreement”), by and between Stratus Properties Inc. and Computershare Inc., and any successor thereto, as rights agent) or a certain transferee of an Acquiring Person or a Related Person of an Acquiring Person. Accordingly, this Rights Certificate and the Rights represented hereby will become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e). The Company shall instruct the Rights Agent in writing of the Right that should be so legended. The Company shall give written notice to the Rights Agent as soon as practicable after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively without independent verification thereof for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person.

Section 5.    Countersignature and Registration.

(a)    The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Treasurer, any Vice President, and Assistant

Secretary or any other authorized officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any authorized officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be an authorized officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be an authorized officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be an authorized officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such person was not an authorized officer.

(b)    Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)    Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner in the case of a transfer) or Related Persons thereof as the Company or the Rights Agent reasonably requests (which may include a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”)). Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of any tax or governmental charge unless and until the Rights Agent is satisfied that all such taxes and charges have been paid.

(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated in accordance with Section 5.

Section 7.    Exercise of Rights; Exercise Price; Expiration Time of Rights.

(a)    Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest to occur of (i) the Close of Business on September 22, 2023 (the “Final Expiration Time”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f), at which time, the Rights are terminated, (v) the time at which the Company’s conversion to a REIT (or a successor’s thereof) under the Code becomes effective, and (vi) the close of business on December 31, 2021 unless Stockholder Approval has been obtained on or prior to the Close of Business on such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Time”).

(b)    The Exercise Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $150.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with Section 7(c).

(c)    Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-hundredth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-hundredth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)    In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.

(e)    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.

Section 8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9.    Reservation and Availability of Capital Stock.

(a)    The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.

(b)    So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c)    If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension has not been implemented or has not been rescinded, as the case may be. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-In Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)    The Company shall take all such actions as may be necessary to ensure that all one one-hundredths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)    The Company shall be responsible for the payment of any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax or governmental charge has been paid (any such tax or governmental charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or governmental charge is due.

Section 10.    Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-hundredths of a share of Preferred Stock is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-hundredths of a share of Preferred Stock only when such shares of Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)    (i) In the event the Company at any time after the date of this Agreement (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivides the outstanding Preferred Stock, (C) combines the outstanding Preferred Stock into a smaller number of shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the applicable transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that no such adjustment shall be made in connection with an “earnings and profits” or similar distribution in connection with the Company’s potential conversion to a REIT if such distribution is in the form of cash and Common Stock and stockholders have the right to elect cash and/or Common Stock, whether or not the election rights are unlimited or instead subject to proration in case a particular form of payment is oversubscribed. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)    Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a Flip-Over Event, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-In Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)    In the event that the number of shares of Common Stock authorized by the Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including shares, or units of shares, of Preferred Stock which the

Board has determined to have substantially the same value or economic rights as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty days following the later of (x) the first occurrence of a Flip-In Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-In Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty-day period set forth above may be extended to the extent necessary, but not more than ninety days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty-day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-In Trigger Date, and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)    In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)    In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)    (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the ten consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty Trading Day or ten Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)    For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-hundredth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 100.

(e)    Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-hundredths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)    The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)    Irrespective of any adjustment or change in the Exercise Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-hundredth of a share and the number of one one-hundredths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)    Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Exercise Price.

(l)    In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)    Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)    The Company shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-Over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets of earning power to, any other Subsidiary of the Company.

(o)    After the Distribution Time and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)    Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12.    Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification, give such notice or mail such summary shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)    In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company is not the continuing or surviving entity of such consolidation or merger, (ii) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person or cash or any other property or (iii) the Company sells or otherwise transfers (or one or more of its direct or indirect, wholly-owned Subsidiaries sells or otherwise transfers) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o)) (any event described in clause (i), (ii) or (iii) of this Section 13(a) following the Stock Acquisition Date, a “Flip-Over Event”), then, and in each such case, proper provision shall be made so that: (A) each holder of a Right, except as provided in Section 7(e), shall have the right to receive upon the exercise thereof at the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Flip-Over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Exercise Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if a Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of such one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-In Event by the Exercise Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Flip-Over Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-Over Stock on the date of consummation of such Flip-Over Event; (B) such Flip-Over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Flip-Over Party, it being specifically intended that the provisions of Section 11 shall apply only to such Flip-Over Party following the first occurrence of a Flip-Over Event; (D) such Flip-Over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-Over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-Over Event.

(b)    “Flip-Over Party” shall mean:

(i)    in the case of any transaction described in Section 13(a)(i) or (ii), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, or, if there is more than one such issuer, the issuer whose common stock (or similar equity interest) has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose common stock (or similar equity interest) has the highest aggregate market value, (2) if the Person that is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives) or (3) the Person resulting from the consolidation; and

(ii)    in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever such Person the common stock (or similar equity interest) of which has the highest aggregate market value;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (x) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the common stock (or similar equity interest) of which is and has been so registered, “Flip-Over Party” shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-Over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value; and (z) if the common stock (or similar equity interest) of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (x) and (y) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Flip-over Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)    The Company shall not consummate any Flip-Over Event unless the Flip-Over Party has a sufficient number of authorized shares of Flip-Over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-Over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Flip-Over Party, at its own expense, shall:

(i)    if required to file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form and (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Time;

(ii)    qualify or register the Rights and take such action as may be required to ensure that any such acquisition of such securities purchasable upon exercise of the Rights comply with blue sky laws of each jurisdiction, as may be necessary or appropriate;

(iii)    deliver to holders of the Rights historical financial statements for the Flip-Over Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act;

(iv)    use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;

(v)    use its best efforts, if the common stock of the Flip-Over Party is listed or admitted to trading on the NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NASDAQ, the NYSE or on such securities exchange, or if the securities of the Flip-Over Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the NASDAQ, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(vi)    obtain waivers of any rights of first refusal or preemptive rights in respect of the common stock of the Flip-Over Party subject to purchase upon exercise of outstanding Rights.

(d)    In case the Flip-Over Party has, at any relevant time (including the time of the Flip-Over Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Flip-Over Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Flip-Over Event, shares of common stock (or similar equity interests) of such Flip-Over Party at less than the then Current Market Price or securities exercisable for, or convertible into, common stock of such Flip-Over Party at less than such then Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of common stock of such Flip-Over Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Flip-Over Event, then in each such case, the Company may not consummate any such Flip-Over Event unless prior thereto, the Company and such Flip-Over Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Flip-Over Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Flip-Over Event.

(e)    The Company covenants and agrees that it shall not, at any time after a Flip-In Event, enter into any transaction of the type described in Section 13(a)(i) through Section 13(a)(iii) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Flip-Over Party for purposes of Section 13(b) has received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Flip-Over Party would preclude or limit the exercisability of the Rights.

(f)    Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a). For the avoidance of doubt, any transaction approved by the Board related to the Company’s (or a successor’s thereof) potential conversion from a C-Corporation to a REIT shall be exempt from this Section 13(f).

(g)    The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-Over Event occurs at any time after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.    Fractional Rights and Fractional Shares.

(a)    The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b)    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c)    Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d)    The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15.    Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

Section 16.    Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)    prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of Common Stock;

(b)    after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;

(c)    subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.    Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of outside legal counsel) incurred or suffered by it without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.

(b)    The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. Unless the Rights Agent receives notice thereof, the Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection with any event unless and until it has received notice of such event in writing.

(c)    To the extent the Company is not also a party to any action, proceeding, suit or claim against the Rights Agent concerning this Agreement or the performance of the Rights Agent of its duties hereunder, the Rights Agent shall as promptly as practicable notify the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder, except to the extent that a court of competent jurisdiction determines that such failure actually prejudiced the Company. The Company shall be entitled to participate, at its own expense, in the defense of any such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)    The provisions of this Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 21. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights, or, prior to the Distribution Time, Common Stock, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent , and the Rights Agent shall have no liability for or in respect of any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, President, any Vice President, the Treasurer, any Assistant Treasurer or Secretary of the Company, or any other authorized officer of the Company, and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment or calculation required under Section 11, Section 13, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or calculation or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment or calculation); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, President, any Vice President, the Treasurer, any Assistant Treasurer or Secretary of the Company, or any other authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h)    The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 20(k)

(l)    The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member of participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act or regulation may thereafter have been altered, changed, amended or repealed.

Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days’ advance written notice to the Company and, if such resignation or discharge occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has, together with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose; provided that the predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.    Redemption and Termination.

(a)    The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date) or (ii) the Final Expiration Time (such time being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-In Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)    Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten calendar days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24.    Exchange.

(a)    The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Common Stock at an exchange ratio of two shares of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent or more of the Common Stock then outstanding. From and after the occurrence of a Flip-Over Event, any rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)    Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.

(c)    Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).

(d)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(e)    In the event that there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock (or Equivalent Preferred Stock) or fraction thereof such that the current per share market price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock (or Equivalent Preferred Stock) or fraction thereof.

(f)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events.

(a)    In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)    In case a Flip-In Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references to Preferred Stock in Section 25(a) shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

(c)    In case any Flip-Over Event occurs, the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).

Section 26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by electronic mail transmission (with telephonic confirmation of receipt) as follows:

Stratus Properties Inc.

212 Lavaca Street, Suite 300

Austin, Texas 78701

Attention: Kenneth N. Jones, General Counsel and Secretary

Email: kjones@abaustin.com

with a copy to (which shall not constitute notice to the Company):

Sidley Austin LLP

787 7th Avenue

New York, NY 10019

Attention: Kai H. Liekefett

Email: kliekefett@sidley.com

Attention: George J. Vlahakos

Email: gvlahakos@sidley.com

Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Company) or by electronic mail transmission (with telephonic confirmation of receipt) as follows:

Computershare Inc.

8742 Lucent Boulevard, Suite 225

Highlands Ranch, CO 80129

Attention: Relationship Manager

With a copy to (which copy shall not constitute notice):

Computershare Inc.

150 Royall Street

Canton, MA 02021

Attention: Legal Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first- class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.    Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that do not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity or (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chief Executive Officer, President, Chief Financial Officer, Secretary or Treasurer of the Company, or any other authorized officer of the Company, that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of shares of Common Stock.

Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Determination and Action by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination whether or not to redeem the Rights, to exchange the Rights or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights

Agent, the holders of the Rights and all other Persons and (ii) not subject the Board to any liability to the holders of the Rights.

Section 30.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31.    Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code, as amended, or by any other applicable federal or state statutes in effect as of the date hereof or subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 32.    Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board; further provided, that if such excluded terms, provisions, covenants and restriction shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 33.    Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 33 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 33. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 34.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 35.    Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 36.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including acts of God, terrorist acts, shortage of supply, breakdowns, interruptions or malfunctions of computer facilities, loss of data due to power failures, mechanical difficulties with information storage or retrieval systems, labor difficulties, war, civil unrest, epidemics and pandemics).

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

STRATUS PROPERTIES INC.

By:	/s/ Erin D. Pickens
Name: Erin D. Pickens
Title: Senior Vice President and Chief Financial Officer

COMPUTERSHARE INC.

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Vice President & Manager

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES D PARTICIPATING CUMULATIVE PREFERRED STOCK

OF

STRATUS PROPERTIES INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned hereby certifies that the following resolution was duly adopted by the board of directors of Stratus Properties Inc., a Delaware corporation (the “Corporation”), on September 21, 2020:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Preferred Stock, par value $0.01 per share, of the Corporation, to be designated “Series D Participating Cumulative Preferred Stock” (hereinafter referred to as the “Series D Preferred Stock”), initially consisting of 150,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series D Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series D Participating Cumulative Preferred Stock,” and the number of shares constituting such series shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

Section 2. Dividends and Distributions.

(a)    Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation, at any time after September 22, 2020 (the “Rights Declaration Date”), (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)    The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series D Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series D Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either case such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)    Except as otherwise provided herein or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)    Except as set forth herein or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or to satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(iv)    purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of capital stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a) above, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(a)    Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series D Liquidation Preference”). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of Series D Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series D Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series D Preferred Stock, holders of Series D Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series D Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c)    In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc. In case the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation at any time after the Rights Declaration Date (a) declares any dividend on Common Stock payable in shares of Common Stock, (b) subdivides the outstanding Common Stock or (c) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series D Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series D Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.

Section 11. Fractional Shares. Series D Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series D Preferred Stock.

* * * * * * *

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of [●], 20[●].

STRATUS PROPERTIES INC.

By:
Name:
Title:

EXHIBIT B

SUMMARY OF RIGHTS TO PURCHASE SERIES D PARTICIPATING CUMULATIVE PREFERRED STOCK

On September 22, 2020, the board of directors (the “Board”) of Stratus Properties Inc., a Delaware corporation (the “Company”), adopted a stockholder rights agreement and declared a dividend of one right (a “Right”) for each outstanding share of Company common stock, par value $0.01 per share (“Common Stock”), to stockholders of record at the close of business on October 2, 2020 (the “Record Date”). Each Right entitles its holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-hundredth of a share of Series D Participating Cumulative Preferred Stock, par value $0.01 per share (“Preferred Stock”), of the Company at an exercise price of $150.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in a stockholder rights agreement, dated as of September 22, 2020 (the “Rights Agreement”), between the Company and Computershare Inc., as rights agent (and any successor rights agent, the “Rights Agent”).

By adopting the Rights Agreement, the Board is seeking to protect the Company’s ability to qualify as and be taxed as a “real estate investment trust” (“REIT”), as defined in Sections 856-860 of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Company converts to a REIT, the Company’s intended favorable federal and state income tax treatment as a REIT (its “REIT Status”) is expected to confer substantial benefits. However, certain forms of concentrated ownership in the Common Stock could result in its REIT Status being penalized, limited or lost altogether. For example, 10% or greater ownership in the Company’s Common Stock could cause the Company to become affiliated with such a concentrated owner and with that owner’s other 10% or greater affiliates, which in turn could materially taint the rental revenues received by the Company such that its REIT Status could be substantially penalized, limited or lost altogether. A REIT Status rights agreement with a 9.8% “trigger” threshold is intended to act as a deterrent to any person acquiring 9.8% or more of the outstanding shares of Common Stock without the approval of the Board. This would protect the Company’s intended REIT Status, in the event the Company converts to a REIT, because changes in ownership that do not cross the 9.8% threshold would not be expected to adversely impact the Company’s ability to achieve its intended REIT Status.

The Rights Agreement should not interfere with any merger or other business combination approved by the Board, including for the avoidance of doubt any transaction approved by the Board related to the Company’s (or a successor’s thereof) potential conversion from a C-Corporation to a REIT.

The Rights. The Rights will attach to shares of Common Stock outstanding as of the Record Date and any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Rights Agreement.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Agreement by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from the Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 9.8% or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person) or

•

the close of business on the tenth business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of or first public announcement of intent to commence a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•

any person or group that, together with its affiliates and associates, beneficially owns 9.8% or more of the outstanding shares of Common Stock will not, as determined by the Board in its sole discretion, adversely impact, jeopardize or endanger the potential availability to the Company of its REIT Status; or

•

any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, beneficially owns 9.8% or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least 9.8% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 9.8% and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Rights Agreement plus one share of Common Stock.

In addition, the Rights Agreement provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Rights Agreement, a person or group is deemed to beneficially own shares of any other person(s) or group(s) with which such person or group is acting in concert (as defined in the Rights Agreement).

Expiration Time. The Rights will expire on the earliest to occur of (i) the Close of Business on September 22, 2023 (the “Final Expiration Time”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the closing of certain merger or other acquisition transactions involving the Company pursuant to an agreement of the type described in the Rights Agreement, at which time, the Rights are terminated, (v) the time at which the Company’s (or a successor’s thereof) conversion to a REIT under the Code becomes effective, and (vi) the close of business on December 31, 2021 unless Stockholder Approval has been obtained on or prior to the Close of Business on such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Time”).

Flip-In Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-In Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $150.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $300.00 worth of Common Stock for $150.00. Assuming that Common Stock had a per share value of $22.00 at that time, the holder of each valid Right would be entitled to purchase 13.64 shares of Common Stock for $11.00 per share.

Flip-Over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-Over Event”):

•

the Company consolidates with, or merges with and into, any other entity (other than a direct or indirect, wholly-owned subsidiary of the Company), and the Company is not the continuing or surviving entity;

•

any entity (other than a direct or indirect, wholly-owned subsidiary of the Company) engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are converted into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Stock Provisions. Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof to quarterly dividend payments equal to the greater of $100 per share and

100 times the amount of all cash dividends plus 100 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $100 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 100 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 100 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent of the exercise price. The Company shall not be required to issue fractional shares of Preferred Stock and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) the tenth day following the Stock Acquisition Date or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price for each Right so held.

At any time after any person or group becomes an Acquiring Person and prior to the time that any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of fifty percent or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of two shares of Common Stock, or two one-hundredths of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Amendment of the Rights Agreement. The Company and the Rights Agent may from time to time amend or supplement the Rights Agreement without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or any transferees of any Acquiring Person or any such affiliate or associate ).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of an acquiring company or in the event of the redemption of the Rights as described above.

Additional Information. A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and a current report on Form 8-K. A copy of the Rights Agreement is also available free of charge from the Company.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

EXHIBIT C

FORM OF RIGHTS CERTIFICATE

Certificate No. R-                              Rights

NOT EXERCISABLE AFTER SEPTEMBER 22, 2023 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. AS SET FORTH IN THE RIGHTS AGREEMENT, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.

THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID, AS LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR A “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

*	Note to Draft: The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

RIGHTS CERTIFICATE

STRATUS PROPERTIES INC.

This certifies that                     , or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 22, 2020 (as amended from time to time in accordance with its terms, the “Rights Agreement”), by and between Stratus Properties Inc., a Delaware corporation (the “Company”), and Computershare Inc., the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on September 22, 2023 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, non-assessable share of Series D Participating Cumulative Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at an exercise price of $150 per one one-hundredth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of September 22, 2020, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used but not defined herein shall having the meanings specified in the Rights Agreement.

Upon the occurrence of a Flip-In Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void as long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another

Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of common stock, par value $0.01 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price.

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of                  , 20

STRATUS PROPERTIES INC.

By:
Name:
Title:

Countersigned:

COMPUTERSHARE INC.

By:
Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                               hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      as attorney in fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                     ,

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                     ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.]

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Rights Agreement) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: STRATUS PROPERTIES INC.

The undersigned hereby irrevocably elects to exercise              Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

Dated:                     ,

Signature

Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                     ,

Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Rights Agreement), and the Election to Purchase will not be honored.

AMENDMENT TO STOCKHOLDER RIGHTS AGREEMENT

This Amendment to Stockholder Rights Agreement (this “Amendment”) is made effective as of the 12th day of March, 2021. This Amendment is an amendment to the Stockholder Rights Agreement, dated as of September 22, 2020 (the “Rights Agreement”), between Stratus Properties Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”). The Company and the Rights Agent are collectively referred to as the “Parties.” Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement.

RECITALS

WHEREAS, the Parties entered into the Rights Agreement on September 22, 2020;

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth in this Amendment;

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may, and the Rights Agent shall, if directed by the Company, from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights, in accordance with the terms of such Section 27; and

WHEREAS, the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that this Amendment complies with the terms of the Rights Agreement and has directed the Rights Agent to amend the Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Parties hereby agree as follows:

Section 1. Amendment to Rights Agreement.

(a)	Section 1(b) of the Rights Agreement is hereby amended and restated in its entirety as follows: “(b) [Intentionally Omitted]”.

(b)	Section 1(g)(iii) of the Rights Agreement is hereby amended by deleting the phrase: (A) is Acting in Concert or (B)”.

(c)

The second full paragraph on page B-3 of Exhibit B to the Rights Agreement is hereby amended by deleting the sentence: “In addition, for purposes of the Rights Agreement, a person or group is deemed to beneficially own shares of any other person(s) or group(s) with which such person or group is acting in concert (as defined in the Rights Agreement).”

Section 2. Remaining Terms; Controlling Agreement. All other provisions of the Rights Agreement that are not expressly amended hereby shall continue in full force and effect. From and after the execution and delivery of this Amendment, any references to the Rights Agreement in the Rights Agreement and other agreements or instruments shall be deemed to refer to the Rights Agreement as amended pursuant to this Amendment. In the event of any conflict between the terms of this Amendment and the Rights Agreement, this Amendment shall control.

Section 3. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, notwithstanding anything in this Amendment to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Amendment would adversely affect the purpose or effect of this Amendment, the right of redemption set forth in Section 23 of the Rights Agreement shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.

Section 4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, provided, however, that all provisions regarding the rights, duties, liabilities and obligations of the

Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 5. Descriptive Headings. Descriptive headings of the sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 6. Counterparts. This Amendment may be executed in one or more counterpart, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first set forth above.

STRATUS PROPERTIES INC.

By:	/s/ Erin D. Pickens
Name: Erin D. Pickens
Title: Senior Vice President and Chief Financial Officer

COMPUTERSHARE INC.

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Vice President & Manager

[Signature Page to Amendment to Rights Agreement]

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED
Stratus Properties Inc.
Notice of 2021 Annual Meeting of Stockholders
This Proxy is Solicited by the Board of Directors for the 2021 Annual Meeting of
Stockholders to be held on June 4, 2021
The undersigned hereby appoints William H. Armstrong III and Kenneth N. Jones, or either of them,
W as proxies, with full power of substitution, to vote the undersigned’s shares of common stock of
H Stratus Properties Inc. at the annual meeting of stockholders to be held on June 4, 2021, at 8:30
a.m. Central Standard Time, and at any adjournments, postponements or continuations thereof, at
I W Austin Hotel, 200 Lavaca Street, Austin, Texas 78701, or, if applicable, via remote communication,
T on all matters coming before the annual meeting.
E The proxies will vote your shares as you specify on the back of this proxy card. On matters for which you do not specify a choice, the shares will be voted in accordance with the
P recommendation of the Board of Directors; therefore, if no direction is made, this proxy will
R be voted FOR all of the director nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5. For any other matter properly coming before the annual meeting, the proxies will vote your shares
O as the proxies decide, to the extent authorized under Rule 14A-4(c) under the Securities
X Exchange Act of 1934.
Y If you wish your shares to be voted on all matters as the Board of Directors recommends, simply sign, date and return this proxy card. If you wish your shares to be voted as you specify on a matter or all matters, please also mark the appropriate box or boxes on the back of this proxy card.
The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2021
Annual Meeting of Stockholders, or any adjournments, postponements or continuations thereof.
(continued and to be signed on the reverse side)

S T R A T U S ®
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Stratus Properties Inc.
for the upcoming Annual Meeting of Stockholders.
YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:
Submit your proxy by Internet
Please access https://www.proxyvotenow.com/strs (please note you must type an “s” after “http”). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.
Submit your proxy by Telephone
Please call toll-free in the U.S. or Canada at 866-883-2375 on a touch-tone telephone. (If outside the U.S. or Canada, call 646-880-9090.) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.
CONTROL NUMBER
You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
Submit your proxy by Mail
If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage-paid envelope provided to: Stratus Properties Inc., c/o Innisfree M&A Incorporated, 20 Oser Ave, Suite 100, Hauppauge NY 11788.
TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED
X
Please mark vote as in this sample
The Board of Directors recommends a vote FOR all of the nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.
1. Election of Directors: FOR WITHHOLD
01. James C. Leslie
FOR WITHHOLD
02. Neville L. Rhone, Jr.
2. Approval, on an advisory basis, of the compensation of our named executive officers. FOR AGAINST ABSTAIN
FOR AGAINST ABSTAIN
3. Ratification, on an advisory basis, of the appointment of BKM Sowan Horan, LLP as our independent registered public accounting firm for 2021.
4. Ratification, on an advisory basis, of the Rights Agreement. FOR AGAINST ABSTAIN
5. If properly presented at the 2021 Annual Meeting, vote, on an advisory basis, on a stockholder proposal to expand the Board by one director and appoint Laurie Dotter to the newly created vacancy. FOR AGAINST ABSTAIN
Date: , 2021
Signature
Signature (if jointly held)
Title(s)
Please date and sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.